SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         Post-Effective Amendment No. 17
                                    FORM S-6

                                File No. 33-11165

             FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
           SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

A. Exact name of trust:             IDS Life Variable Life Separate Account

B. Name of depositor:               IDS LIFE INSURANCE COMPANY

C. Complete address of depositor's principal executive offices:

         IDS Tower 10, Minneapolis, Minnesota 55440-0010

D. Name and complete address of agent for service:

         Mary Ellyn Minenko, Esq.
         IDS Life Insurance Company
         IDS Tower 10
         Minneapolis, Minnesota 55440-0010

         It is proposed that this filing will become effective (check appropriate box)
         [ ] immediately upon filing pursuant to paragraph (b)
         [x] on May 1, 1998 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on (date) pursuant to paragraph (a)(1) of rule (485)
         [ ] this post-effective amendment designates a new effective date for a previously filed post effective amendment.

E. Title of securities being registered:

         Flexible Premium Variable Life Insurance Policy

F. Approximate date of proposed public offering:

[ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 Item                                 Caption in Prospectus

1...........................................Cover Page; The variable account
2...........................................IDS Life
3...........................................Not applicable
4...........................................Distribution of the policy
5...........................................The variable account
6...........................................The variable account
7...........................................Not applicable
8...........................................Not applicable
9...........................................Not applicable

10..........................................Surrender charge; Total surrenders;
                                            Partial surrenders; Taxation of
                                            policy proceeds; Reinstatement;
                                            Transfers between the fixed account
                                            and the subaccounts; Grace period;
                                            Voting rights; Substitution of
                                            investments; Payment of premiums;
                                            The fixed account; Allocation of
                                            premiums; Transfers between the
                                            fixed account and the subaccounts;
                                            Right to examine policy

11..........................................The fund; The trust

12..........................................The fund; The trust; Cover page

13..........................................Loads, fees, and Charges

14..........................................Purchasing your policy; Application

15..........................................Premiums; Payment of premiums;
                                            Transfers between the fixed account
                                            and the subaccounts; The fund, The
                                            trust

16..........................................Premiums; Payment of premiums;
                                            Transfers between the fixed account
                                            and the subaccounts; The fund; The
                                            trust

17..........................................Two ways to request a transfer, loan or surrender; Policy surrenders
18..........................................The fund; the trust

19..........................................Reports
20..........................................Not applicable

21..........................................Policy loans; fixed account and subaccounts; Two ways to request a
                                            transfer, loan or surrender
22..........................................Not applicable
23..........................................Management of IDS Life

24..........................................Policy value; Death benefits;
                                            Payment of policy proceeds
25..........................................IDS Life
26..........................................Not applicable

27..........................................IDS Life
28..........................................Management of IDS Life
29..........................................Ownership
30..........................................Not applicable
31..........................................Not applicable
32..........................................Not applicable
33..........................................Not applicable
34..........................................Not applicable
35..........................................Not applicable
36..........................................Not applicable
37..........................................Not applicable
38..........................................Distribution of the policy
39..........................................IDS Life; Distribution of the policy
40..........................................Not applicable
41..........................................Distribution of the policy; IDS Life
42..........................................Management of IDS Life
43..........................................Not applicable

44..........................................Premiums; Transfers between the fixed account and subaccounts;
                                            Subaccount values

45..........................................Not applicable
46..........................................Subaccount values
47..........................................Not applicable
48..........................................IDS Life
49..........................................Not applicable
50..........................................Not applicable
51..........................................The variable account
52..........................................Substitution of investments
53..........................................IDS Life's tax status
54..........................................Not applicable
55..........................................Not applicable
56..........................................Not applicable
57..........................................Not applicable
58..........................................Not applicable
59..........................................Not applicable

Flexible Premium Variable Life Insurance Policy

Prospectus May 1, 1998

The Flexible Premium Variable Life Insurance Policy described in this prospectus is designed to provide life insurance coverage on the insured named in the policy and flexibility of premium payments and death benefits. This flexibility allows you to meet changing insurance needs with a single insurance policy. The policy is intended to qualify as a life insurance policy under Sections 72, 101 and 7702 of the Internal Revenue Code.

You may allocate policy value to one or more of nine subaccounts of IDS Life Variable Life Separate Account. Six subaccounts invest in the portfolios of IDS Life Series Fund: Equity, Income, Money Market, Managed, Government Securities and International Equity. One subaccount invests in the AIM V.I. Growth and Income Fund. One subaccount invests in the Putnam VT New Opportunities Fund. One subaccount invests in the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A. There is no guaranteed minimum policy value with respect to the subaccounts, and you bear the entire investment risk. You may also allocate policy value to the fixed account, which earns at least a guaranteed minimum interest rate. The fixed account is the general investment account of IDS Life.

You may withdraw a portion of the policy's cash surrender value after the first policy year or surrender it in full at any time for its cash surrender value. Surrender charges are described under "Loads, fees and charges." You may also take out policy loans.

The frequency of and amount of premium payments are flexible, subject to certain restrictions and conditions. Payment of the scheduled premium will not necessarily keep a policy from lapsing if the cash surrender value is less than the amount needed to pay the monthly deduction. (See "Loads, fees and charges.") However, a policy will not lapse if the premiums needed to keep the death benefit guarantee in effect are paid. The death benefit guarantee may remain in effect until the insured reaches attained insurance age 70 or the policy has been in effect for five years, whichever is later.

This prospectus contains detailed information about these and other policy features, including certain restrictions and limitations that apply. This prospectus also discusses how the investment return earned by the policy can affect the policy's death benefit and cash surrender value.

As in the case of other life insurance policies, it may not be advantageous to purchase flexible premium variable life insurance as a replacement for, or in addition to an existing flexible premium variable or other life insurance policy.

web site address: http://www.americanexpress.com/advisors

IDS Life Variable Life Separate Account
Flexible Premium Variable Life Insurance Policy


Issued and sold by: IDS Life Insurance Company, IDS Tower 10,
Minneapolis, MN 55440. Telephone: (612) 671-3131;(800) 437-0602

This prospectus is valid only when accompanied or preceded by the prospectuses of the IDS Life Series Fund, Inc., AIM Variable Insurance Funds, Inc., Putnam Variable Trust, and of the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A. All prospectuses should be retained for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IDS Life is not a bank or financial institution and the securities it offers are not deposits or obligations of, backed or guaranteed or endorsed by any bank or financial institution nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investments in this policy involve investment risk including the possible loss of principal.

Table of contents

Key terms
The policy in brief
The variable account
The funds
         IDS Life Series Fund-Equity Portfolio
         IDS Life Series Fund-Income Portfolio
         IDS Life Series Fund-Money Market Portfolio
         IDS Life Series Fund-Managed Portfolio
         IDS Life Series Fund-Government Securities Portfolio
         IDS Life Series Fund-International Equity Portfolio
         AIM V.I. Growth and Income Fund
         Putnam VT New Opportunities Fund
         Fund objectives
         Relationship between funds and subaccounts
Rates of return of the funds and subaccounts
The trust
         Objectives and major investments
         Estimated rates of return
         Trust maturity
         Roles of Smith Barney Inc. and IDS Life
The fixed account
Purchasing your policy
         Application
         Right to examine policy
         Premiums
Loads, fees and charges
         Premium expense charge
         Monthly deduction
         Note for Massachusetts and Montana residents
         Surrender charge
         Partial surrender fee
         Mortality and expense risk charge
         Transaction charge
         Fund expenses
         Death benefit guarantee
         Grace period
         Reinstatement
Policy value
         Fixed account value
         Subaccount values
Death benefits
         Change in death benefit option
         Changes in specified amount
         Misstatement of age or sex
         Suicide
         Beneficiary

Transfers between the fixed account and subaccounts
         Fixed account transfer policies
         Minimum transfer amounts
         Maximum transfer amounts
         Maximum number of transfers per year
         Two ways to request a transfer, loan or surrender
         Automated transfers
         Automated dollar-cost averaging
Policy loans
Policy surrenders
         Total surrenders
         Partial surrenders
         Allocations of partial surrenders
         Effects of partial surrenders
         Taxes
Optional insurance benefits
         Waiver of monthly deduction
         Accidental death benefit
         Other insured rider
         Children's insurance rider
         Automatic increase benefit rider
         Accelerated benefit rider for terminal illness
Payment of policy proceeds
Federal taxes
         IDS Life's tax status
         Taxation of policy proceeds
         Modified endowment contracts
         Other tax considerations
IDS Life
         Ownership
         State regulation
         Distribution of the policy
         Legal proceedings
         Experts
Management of IDS Life
A I M Advisors, Inc., Putnam Investment Management, Inc. and Smith Barney, Inc. Other information
         Voting rights
         Reports
Policy illustrations

Key terms

These terms can help you understand details about your policy.

Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death. It is a measure of the net investment results of each of the subaccounts.

Attained insurance age: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

Cash surrender value: Proceeds received if the policy is surrendered in full or matures, equal to the policy value minus any indebtedness and any applicable surrender charges.

Code: The Internal Revenue Code of 1986, as amended.

Close of business: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

Death benefit guarantee: A feature of the policy guaranteeing that the policy will not lapse before the insured's attained insurance age 70 (or five policy years, if later). The guarantee is in effect if, on each monthly anniversary, total premiums paid, minus any partial surrenders and any indebtedness, equal or exceed the total required minimum monthly premium payments specified in the policy.

Fixed account: The general investment account of IDS Life. The fixed account is made up of all of IDS Life's assets other than those held in any separate account.

Fixed account value: The portion of the policy value that is allocated to the fixed account, including indebtedness.

Funds: Mutual funds or portfolios, each with a different investment objective. You may allocate your premiums into variable subaccounts investing in shares of any or all of these funds. The following funds are available:

o Under the IDS Life Series Fund, Inc. - Equity Portfolio, Income Portfolio, Money Market Portfolio, Managed Portfolio, Government Securities Portfolio and International Equity Portfolio;

o         Under the AIM Variable  Insurance  Funds,  Inc. - AIM V.I.  Growth and
          Income Fund;

o        Under the Putnam Variable Trust - Putnam VT New Opportunities Fund.

IDS Life: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

Insurance age: The age of the insured, based upon his or her nearest birthday on the date of the application.

Insured: The person whose life is insured by the policy.

Maturity date: The insured's attained insurance age 100, if living.

Minimum monthly premium: A monthly premium amount specified in the policy that determines the total payment required to keep the death benefit guarantee in effect. The initial minimum monthly premium, determined by IDS Life when the policy is issued, depends on the insured's sex, insurance age, rate classification, optional insurance benefits added by rider, and the initial specified amount. An increase or decrease in specified amount, or the addition, change or termination of a policy rider will change the minimum monthly premium.

Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which cost of insurance rates are applied in determining the monthly cost of insurance.

Net premium: The portion of a premium that is credited to the policy, equal to the premium you pay minus a charge of 2.5% to cover sales loads and a charge of 2.5% to cover state premium taxes.

Owner: The entity to which, or individual to whom, the policy is issued or to whom ownership is subsequently transferred. In the prospectus "you" and "your" refer to the owner.

Policy anniversary: The same day and month as the policy date each year the policy remains in force.

Policy date: The date the policy is issued and from which policy anniversaries, policy years and policy months are determined.

Policy value: The sum of the fixed account value plus the variable account value.

Proceeds: The amount payable under the policy as follows:

o Upon death of the insured, proceeds will be the death benefit under the death benefit option in effect as of the date of the insured's death, minus any indebtedness.

o        On the maturity date, proceeds will be the cash surrender   value.

o On surrender of the policy prior to the maturity date, the proceeds will be the cash surrender value.

Rate classification: A group of insureds that IDS Life expects will have similar mortality experience.

Scheduled premium: A premium, selected by the owner at the time of application, of a level amount, at a fixed interval of time.

Specified amount: An amount used to determine the death benefit and the proceeds payable upon death. Under Option 1, it is the death benefit originally applied for. Under Option 2, it is the initial net amount at risk. The initial specified amount is shown in your policy.

Subaccount(s): One or more of the investment divisions of the variable account, each of which invests in a particular fund or trust.

Surrender charge: A contingent deferred issue and administrative expense charge and a contingent deferred sales charge assessed against the policy value at the time of surrender during the first 10 years of the policy and for 10 years after an increase in coverage.

Trust: A unit investment trust, which is part of Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A. One subaccount of the variable account invests in the trust, which contains certain debt obligations of the United States.

Valuation date: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. The value of each subaccount is set at the close of business on each valuation date.

Valuation period: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

Variable account: IDS Life Variable Life Separate Account consisting of subaccounts, each of which invests in a particular fund or unit investment trust. The policy value in each subaccount depends on the performance of the particular fund or trust.

Variable account value: The sum of the values that are allocated to the subaccounts of the variable account.

The policy in brief

The Flexible Premium Variable Life Insurance policy (the policy) is designed to provide insurance protection on the life of the insured and to build cash value. Like other life insurance, the policy provides a death benefit that is payable to the beneficiary upon the insured's death. Unlike traditional, fixed-premium life insurance, the policy allows you, as the owner, to allocate your premiums (payments), or transfer policy value, to:

         The variable account, consisting of subaccounts, each of which invests in a fund or unit investment trust with a particular investment objective. You may direct premiums to any or all of nine of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed, as it would be in a traditional life insurance policy. (p.)

         The fixed account, which earns interest at rates that are adjusted periodically by IDS Life. This rate will never be lower than 4.5%. (p.)

The funds: Six subaccounts of the variable account invest in IDS Life Series Fund, Inc. which includes Equity, Income, Money Market, Managed, Government Securities and International Equity Portfolios. One subaccount invests in AIM Variable Insurance Funds, Inc. - AIM V.I. Growth and Income Fund. One subaccount invests in Putnam Variable Trust - Putnam VT New Opportunities Fund. (p.)

The trust: One subaccount of the variable account invests in units of the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A, consisting of a unit investment trust. (p.)

Purchasing your policy: To apply, send a completed application and premium payment to IDS Life's home office. For your application to be accepted, you will need to meet certain conditions stated in the application form and to supply medical and other evidence that the person you propose to insure (yourself or someone else) is insurable according to our underwriting rules. (p.)

Right to examine policy: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p.)

Premiums: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments in any amount from $25 to $500,000. We may refuse premiums in order to comply with the Code. (p.)

Loads, fees and charges: Your policy is subject to the following charges, which compensate IDS Life for administering and distributing the policy as well as paying policy benefits and assuming related risks:

o Premium expense charge -- 2.5% sales charge and 2.5% premium tax charge for a total of 5% of each premium payment. This charge pays some distribution expenses and state and local premium taxes.

o Monthly deduction -- charged against the value of your policy each month, covering the cost of insurance, cost of issuing the policy, certain administrative expenses, a death benefit guarantee charge and optional insurance benefits.

o Surrender charge -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 10 years and for 10 years after requesting an increase in the specified amount (the minimum death benefit specified in your application). The surrender charge consists of a deferred charge for costs of issuing the policy and a deferred sales charge. It is based on the initial specified amount and on any increase in the specified amount.

o Partial surrender fee -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, if less.

o        Mortality and expense risk charge -- applies only to the subaccounts;
         equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts.

o Transaction charge -- applies only to subaccounts that invest in the trusts; equals, on an annual basis, 0.25% of their average daily net asset value.

o Fund expenses -- applies only to the funds. As of Dec. 31, 1997, the investment management fee was as follows: 0.5% of the average daily net assets of the IDS Life Series Fund Money Market Portfolio; 0.95% of the average daily net assets of IDS Life Series Fund International Equity Portfolio; 0.58% of the daily net assets of Putnam VT New Opportunities Fund; 0.63% of the average daily net assets of the AIM V.I. Growth and Income Fund and 0.7% of the average daily net assets of the IDS Life Series Fund Equity, Income, Managed and Government Securities Portfolios. The funds also pay taxes, brokerage commissions and nonadvisory expenses. IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each IDS Life Series Fund portfolio for these nonadvisory expenses. (p.)


Death benefit guarantee: Your policy will not lapse regardless of investment performance if the death benefit guarantee is in effect. To keep the death benefit guarantee in effect, you must pay the minimum monthly premiums specified in the policy. The death benefit guarantee applies only until the insured reaches attained insurance age 70 or the policy has been in effect for five years, whichever is later. (p.)

Grace period: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction and the death benefit guarantee is not in effect, you will have 61 days to pay a premium that raises the cash surrender value to an amount sufficient to pay the monthly deduction. If you don't, the policy will lapse. (p.)

Reinstatement: If your policy lapses, it can be reinstated within five years, if you make certain payments and present evidence satisfactory to IDS Life that the insured remains insurable. The death benefit guarantee cannot be reinstated. (p.)

Death benefits: Your policy's death benefit can never be less than the specified amount in your policy application, unless you change that amount or your policy has outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

o Option 1 level amount: The death benefit is the greater of the specified amount or a percentage of policy value.

o Option 2 variable amount: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so will generally affect policy charges. (p.)

Transfers between the fixed account and subaccounts: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) You can request up to five transfers per year by phone or mail. You can also arrange for automated transfers on a monthly, quarterly, semiannual or annual basis. (p.)

Policy loans: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may also have tax consequences if your policy lapses or you surrender it. (p.)

Policy surrenders: You may cancel the policy while the insured is living and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p.)

Exchange right: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need do is transfer all of the policy value in the subaccounts to the fixed account. (p.)

Payment of policy proceeds: Proceeds will be paid when you surrender the policy, the insured dies or the policy matures, which occurs when the insured reaches attained insurance age 100. You or the beneficiary may choose whether payment is to be made in a lump sum or under one or more of certain options. (p.)

Federal taxes: The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. Part or all of any proceeds received through full or partial surrender, maturity, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and may also be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p.)

The variable account

You can direct your premiums to any or all of nine subaccounts of the variable account. These subaccounts invest in the following funds:

  Subaccount               invests exclusively in shares of
       U                   IDS Life Series Fund-Equity Portfolio
       V                   IDS Life Series Fund-Income Portfolio
       W                   IDS Life Series Fund-Money Market Portfolio
       X                   IDS Life Series Fund-Managed Portfolio
       Y                   IDS Life Series Fund-Government Securities Portfolio
      IL                   IDS Life Series Fund-International Equity Portfolio
      FGI                  AIM V.I. Growth and Income Fund
      FNO                  Putnam VT New Opportunities Fund

One subaccount invests in units of the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Securities Fund, Series A, a unit investment trust:

              Subaccount               invests in a trust with maturity date of
                2004V                               Nov. 15, 2004

The variable account was established on Oct. 16, 1985, under Minnesota law and is registered as a single unit investment trust under the Investment Company Act of 1940. Such registration does not involve any SEC supervision of the account's management or investment practices or policies. Subaccount IL was added to the variable account on Oct. 28, 1994. Subaccounts FGI and FNO were added to the variable account on Nov. 22, 1996.

The variable account meets the definition of a "separate account" under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. No subaccount will be charged with liabilities of any other subaccount or of any other business conducted by IDS Life. The variable account's net assets are held in relation to the policies described in this prospectus as well as other variable life insurance policies that we issue that are not described in this prospectus.

At all times, IDS Life will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all contracts participating in the subaccount.

The funds

IDS Life Series Fund, Inc., a Minnesota corporation, is a diversified, open-end management investment company incorporated on May 8, 1985. IDS Life Series Fund consists of six portfolios:

IDS Life Series Fund-
Equity Portfolio

Objective: capital appreciation. Invests primarily in common stocks and other securities convertible into common stock.

IDS Life Series Fund-
Income Portfolio

Objective: to maximize current income while attempting to conserve the value of the investment and to continue the high level of income for the longest period of time. At least 50% of net assets will normally be invested in high-quality, lower-risk corporate bonds, unrated corporate bonds believed to have the same investment qualities and government bonds. Other investments may include lower-rated corporate bonds, bonds and common stocks sold together as a unit, preferred stock and foreign securities.

IDS Life Series Fund-
Money Market Portfolio

Objective: to provide maximum current income consistent with liquidity and conservation of capital. Invests in relatively short-term money market securities, such as marketable debt securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, bank certificates of deposit, bankers' acceptances, letters of credit and high-grade commercial paper.

IDS Life Series Fund-
Managed Portfolio

Objective: to maximize total investment return through a combination of capital appreciation and current income. If the investment manager believes the stock market will be moving higher, it can emphasize stocks that offer potential for appreciation. At other times, the manager may increase the portfolio's holdings in bonds and money-market securities providing high current income.

IDS Life Series Fund-
Government Securities Portfolio

Objective: to provide a high current return and safety of principal. Invests primarily in debt obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities.

IDS Life Series Fund-
International Equity Portfolio

Objective: capital appreciation. Invests primarily in common stocks of foreign issuers and foreign securities convertible into common stock. Other investments may include certain international bonds if the portfolio manager believes they have greater potential for capital appreciation than equities.

AIM Variable Insurance Funds, Inc., a Maryland corporation, is an open-end, series, management investment company incorporated on January 22, 1993. The variable account invests in the following fund:

AIM V.I. Growth and Income Fund

Objective: to seek growth of capital, with current income as a secondary objective. The Fund seeks to achieve its objective by generally investing at least 65% of its net assets in stocks of companies believed by management to have the potential for above average growth in revenues and earnings.

Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. The variable account invests in the following fund:

Putnam VT New Opportunities Fund

Objective: seeks long term capital appreciation by investing principally in common stocks of companies in sectors of the economy which Putnam Management, Inc. ("Putnam Management") believes possesses above-average, long-term growth potential.

Fund objectives

Fund objectives for all funds except Putnam VT New Opportunities Fund can be changed only if holders of a majority of outstanding shares agree. The objective of Putnam VT New Opportunities Fund may be changed by the Trustees without a vote of the shareholders, but as a matter of policy, the Trustees would not materially change the fund's objective without shareholder approval. Because fund investments are subject to the risk of changing economic conditions and the ability of the investment manager to anticipate such changes, there can be no guarantee that the investment objectives of a fund will be achieved.

Relationship between funds and subaccounts

Shares of each fund are sold to the appropriate subaccount at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and retained as an asset of the appropriate subaccount. Fund shares will be redeemed by the appropriate subaccount, without fee to the subaccount, to the extent necessary to make death benefit or other payments under the policy. Currently, shares of the IDS Life Series Fund Portfolios are available to serve as the underlying investment for variable life insurance. Shares of AIM V.I. Growth and Income Fund and Putnam VT New Opportunities Fund are available to serve as the underlying investment for variable life insurance contracts, variable annuities and qualified plans. In the future, shares of the IDS Life Series Fund Portfolios may be available to serve as the underlying investment for variable life insurance contracts, variable annuities and qualified plans. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts, variable annuity separate accounts and/or qualified plans to invest in the available funds simultaneously. Although IDS Life and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between such policy owners, contract owners and qualified plans to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that separate funds should be established for variable life insurance, variable annuity and qualified plan separate accounts, the variable life insurance policyholders would not bear any expenses associated with establishing separate accounts. Please refer to the fund prospectuses for risk disclosure regarding mixed and shared funding.

IDS Life acts as the investment manager and American Express Financial Corporation acts as the investment advisor of the IDS Life Series Fund, Inc. American Express Trust Company acts as custodian of the IDS Life Series Fund, Inc.'s investments.

A I M Advisors, Inc. acts as the investment advisor for AIM V.I. Growth and Income Fund. Putnam Management acts as the investment manager for Putnam VT New Opportunities Fund.

The investment managers or advisors receive fees for their services as described under "Loads, fees and charges."

Detailed information about the funds, their investment objectives, policies and risks, may be found in the fund prospectuses.

Diversification: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund portfolio intends to comply with these requirements.

Ownership rules: The U.S. Treasury and the IRS have indicated they may provide additional guidance concerning how many subaccounts may be offered and how many exchanges among subaccounts may be allowed before the owner is considered to have investment control and thus is currently taxed on income earned within subaccount assets. We do not know at this time what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, to ensure that the owner will not be subject to current taxation as the owner of the subaccount assets.

Rates of return of the fund and subaccounts

This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, fees and charges."

Rates of return of the funds:

In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. Moreover, these rates of return are not an estimate or guarantee of future performance.

Period ending 12/31/97

                                                                                             10 years or
Fund                                          1 year          3 years         5 years        Since
                                                                                             commencement*
--------------------------------------------- --------------- --------------- -------------- ---------------

IDS Life Series Fund - Equity (Beta 0.86**)      21.03%          26.21%          18.55%         18.08%
IDS Life Series Fund - Income                     8.03           10.60            8.25           9.14
IDS Life Series Fund - Money Market               5.03            5.02            4.27           5.35
IDS Life Series Fund - Managed (Beta 0.62**)     17.91           17.14           14.17          15.75
IDS Life Series Fund - Government Securities      8.60            9.15            6.77           8.42
IDS Life Series Fund - International Equity       6.20           21.47           --             20.39
AIM V.I. Growth and Income Fund                  25.72             --            --             21.11
Putnam VT New Opportunities Fund                 23.29             --            --             22.86


*IDS Life Series  Fund-International  Equity Portfolio  commenced  operations on
October  28,  1994.  AIM  V.I.   Growth  and  Income  Fund  and  Putnam  VT  New
Opportunities Fund each commenced operations on May 2, 1994.

**Beta is a volatility measure based on calculations of the fund's monthly return compared to the S&P 500 Index. A beta less than 1 indicates performance that is less volatile than the market; A beta more than 1 indicates performance that is more volatile than the market.

Rates of return of subaccounts

Average annual rates of return in the following table reflect all charges incurred by the funds and charges against the subaccounts (including the mortality and expense risk charge). The rates do not reflect the premium expense charge, surrender charge or monthly deduction. For all subaccounts, we show actual performance from the date the subaccounts began investing in the funds. We also show performance from the commencement date of the funds.*

Period ending 12/31/97

                                                 Since commencement                   Since commencement
                                                 of the subaccounts                      of the Funds

                                                                  10 years or                                 10 years or
                                                                  Since                                       Since
Subaccount   Investment              1 year   3 years   5 years   commencement    1 year    3 years  5 years  commencement
------------ ----------------------- -------- --------- --------- --------------- --------- -------- -------- -------------

U            Equity                     20.05%   25.07%    17.49%    16.97%          20.05%    25.07%   17.49%   16.97%
V            Income                      7.04     9.62      7.30      8.14            7.04      9.62     7.30     8.14
W            Money Market                4.15     4.17      3.39      4.44            4.15      4.17     3.39     4.44
X            Managed                    16.88    16.08     13.14     14.66           16.88     16.08    13.14    14.66
Y            Government Securities       7.66     8.19      5.83      7.40            7.66      8.19     5.83     7.40
IL           International Equity        5.25    21.28     --        19.41            5.25     21.28    --       19.41
FGI          Growth and Income Fund     24.59    --        --        22.15           24.59     25.23    --       20.00
FNO          New Opportunities Fund     22.18    --        --        17.34           22.18     24.19    --       21.76

*In most cases, the subaccounts and the funds commenced operations at the same time, so the performance for both is the same. However, the AIM V.I. Growth and Income Fund and the Putnam VT New Opportunities Fund commenced operations before the subaccounts that invest in those funds, so the subaccount and fund performance is different. We show performance from commencement of these two funds as if the subaccounts had invested in the funds at that time.
**Subaccount IL investing in International Equity Portfolio commenced operations on Oct. 28, 1994. FGI and FNO subaccounts each commenced operations on Nov. 22, 1996.


The trust

Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A, consists of a unit investment trust. Currently one is available for investment which matures in 2004.

Objectives and major investments

The objective of the trust is to provide safety of capital and income through investment in a portfolio consisting primarily of:

o bearer debt obligations issued by the United States that have been stripped of their unmatured interest coupons,

o      coupons stripped from debt obligations of the United States, and

o      receipts and certificates for such stripped debt obligations and coupons.

The trust will also contain a Treasury note or notes providing interest income to pay anticipated expenses of the trust.

U.S. Treasury securities that have been stripped of their unmatured interest coupons are essentially bonds or notes that pay no interest. For this reason they are purchased at a deep discount from their face value and, if held to maturity, return the full face value.

Before maturity, the value of trust units will be more volatile than would the value of units of a trust containing unstripped U.S. Treasury securities of comparable maturities. The value may affect death benefits and policy value, which will fluctuate accordingly.

Estimated rates of return

Because amounts invested in stripped U.S. Treasury securities will grow to their face values if held to maturity, we can estimate the compound rate of growth to maturity, based on certain assumptions about trust expenses. The net rate of return to maturity is calculated based on the estimated compound rate of growth in the units and these charges. Since the value of the trust's units will vary daily, reflecting the market value of the underlying securities, the compound rate of growth to maturity and net rate of return to maturity will also vary daily. Estimated net rates of return from March 31, 1998 to maturity for the trust, taking account of anticipated expenses are:

             Trust maturity date               Net rate of return to maturity
                Nov. 15, 2004                               5.69%


Rates of return to owners will be less than rates of return for trust units themselves because the units are held in subaccounts of the variable account, which are subject to policy charges not reflected in the above estimates. (See "Loads, fees and charges" for a full discussion of applicable charges.)

Trust maturity

On the maturity date of a particular trust, the policy value allocated to the subaccount that invests in the trust will automatically be reallocated to Subaccount W, which invests in the IDS Life Series Fund--Money Market Portfolio, unless you give us other directions in writing at least seven days before the maturity date. We will notify you in writing 30 days before the trust matures.

Roles of Smith Barney Inc. and IDS Life

Smith Barney sponsors the trust and sells units to the subaccounts. Because the trust invests in a specified portfolio, there is no investment manager. The price of the trust's units includes a transaction charge, paid directly by IDS Life to Smith Barney out of IDS Life's general account assets. This charge is limited by agreement between IDS Life and Smith Barney and will not be greater than that ordinarily paid by a dealer for similar securities. We will seek reimbursement for the amounts paid through a daily asset charge, described under "Loads, fees and charges."

Trust units will be sold to the extent necessary for IDS Life to provide benefits and make reallocation under the policies. Units will be sold to Smith Barney, which has undertaken to maintain a secondary market in units of the trust.

IDS Life and Smith Barney reserve the right to discontinue the sale of new units of a trust and to create additional trusts in the future.

More detailed information may be found in the current prospectus for the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A.

The fixed account

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers between the fixed account and subaccounts").

The fixed account is the general investment account of IDS Life. It includes all assets owned by IDS Life other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment experience of the account. IDS Life bears the full investment risk for amounts allocated to the fixed account.

IDS Life is not obligated to credit interest at any rate higher than 4.5%, although we may do so at our sole discretion. In recent years, interest was credited as follows:

1988              8.0  to 9.25%
1989              8.25 to 9.5%
1990              8.25 to 9.2%
1991              7.55 to 8.55%
1992              6.5  to 8.05%
1993              5.7  to 7.4%
1994              5.7  to 7.6%
1995              5.75 to 7.6%
1996              5.5  to 7.2%
1997              5.5  to 6.95%

These rates are not indicative of future interest rates. The rate of return to you as owner will be less than the rate credited because policy charges (described under "Loads, fees and charges") reduce your net return.

Interest in excess of 4.5% will not be credited on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Purchasing your policy

Application

To apply for coverage, complete an application and send it with your premium payment to IDS Life's home office. In your application, you:

o        select a specified amount of insurance;
o        select a death benefit option;
o        designate a beneficiary; and
o state how premiums are to be allocated among the fixed account and/or the subaccounts.

Insurability: Before issuing your policy, IDS Life requires satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. Your application may be declined if IDS Life determines the individual is not insurable and any premium you have paid will be returned.

Age limit: IDS Life generally will not issue a policy to persons over the insurance age of 75. It may, however, do so at its sole discretion.

Rate classification: The rate classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect your monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, fees and charges" and "Optional insurance benefits.")

Other conditions: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.

Death of the insured: If the insured dies before the policy is issued and:

o if all conditions stated in the application have not been met, IDS Life's sole liability will be to return the premium paid plus any interest earned.
o if all conditions stated in the application have been met, IDS Life's liability will be the lesser of the death benefit applied for or $150,000.

Incontestability: IDS Life will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, IDS Life cannot contest the policy.

Right to examine policy

You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life or your financial advisor with a written request for cancellation, by the latest of:

o the 10th day after you receive it (15th day in Colorado, 20th day in North Dakota);

o the 10th day (15th day in Colorado, 20th day in North Dakota) after IDS Life mails or personally delivers a written notice of withdrawal right; or

o    the 45th day after you sign your application.

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

Premiums

Payment of premiums:

In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years, IDS Life requires that premiums sufficient to keep the death benefit guarantee in effect be paid to keep the policy in force.

You may schedule payments annually, semiannually or quarterly. (Payment at any other interval must be approved by IDS Life.) This premium schedule is shown in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if the death benefit guarantee will remain in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the death benefit guarantee remains in effect.

Premium limitations:

You may make unscheduled premium payments at any time and in any amount from $25 to $500,000. IDS Life reserves the right to limit the number and amount of unscheduled premium payments.

Also, in order to receive favorable tax treatment under the Code, premiums paid during the life of the policy must not exceed certain limitations. To comply with the Code, IDS Life can either refuse excess premiums as they are paid or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

Allocation of premiums:

Until your application is approved by IDS Life, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the date your application is approved, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees, charges and expenses.

Any amount allocated to a subaccount is converted into accumulation units of that subaccount, as explained under "policy value." Similarly, when transferring value between subaccounts, accumulation units in one subaccount are converted into a cash value, which is then converted into accumulation units of the second subaccount.

Your ability to allocate policy value to the trust may be limited by the availability of trust units.

Loads, fees and charges

policy charges compensate IDS Life for:

o        providing the insurance benefits of the policy;
o        issuing the policy;
o        administering the policy;
o        assuming certain risks in connection with the policy; and
o        distributing the policy.

Some of these charges are deducted from your premium payments. Others are deducted periodically from your policy value in the fixed and/or subaccounts. You may also be assessed a charge if you surrender your policy or the policy lapses.

Premium expense charge

We deduct this charge from each premium payment. The amount remaining after the deduction, called the net premium, is credited to the account(s) you have selected. The premium expense charge has two parts:

Sales charge: 2.5% of each premium payment. Partially compensates IDS Life for expenses in distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (These expenses also may be partially compensated by the contingent deferred sales charge, discussed under "Surrender charge," below.)

Premium tax charge: 2.5% of each premium payment. Compensates IDS Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the average rate of 2.5% even though state premium taxes vary from 2% to 3.5%. This 2.5% rate may be different than the actual premium tax IDS Life expects to pay in your state.

Monthly deduction

On each monthly date we deduct from the value of your policy in the fixed and/or subaccounts an amount equal to the sum of:

1.             the cost of insurance for the policy month;
2.             the policy fee shown in your policy;
3.             the death benefit guarantee charge shown in your policy; and
4. charges for any optional insurance benefits provided by rider for the policy month.

Each of the four components is explained below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% will be taken from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by written request.

Monthly deductions will be taken from the fixed account and the subaccounts on a pro rata basis if:

o you do not specify the accounts from which the monthly deduction is to be taken;
o the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified; or
o        you purchased the policy in Texas.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the death benefit guarantee is in effect. (See "Death benefit guarantee;" also "Grace period" and "Reinstatement" at the end of this section on policy costs.)

Components of the monthly deduction:

1. Cost of insurance: primarily, the cost of providing the death benefit under your policy, which depends on:

o        the amount of the death benefit;
o        the policy value; and
o        the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as:

                                            [a x (b - c)] + d

where:

(a) is the monthly cost of insurance rate, which reflects the insured's statistical mortality risk, based on his or her sex, attained insurance age (age at last policy anniversary) and rate classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

     Rates are set by IDS Life, based on its expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.

     Policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or greater qualify for lower cost of insurance rates than policies purchased with a specified amount less than $350,000. In addition, all policies purchased on or after May 1, 1993 (October 1, 1993 for policies purchased in New Jersey) and before November 20, 1997 qualify for lower cost of insurance rates than policies purchased earlier. Cost of insurance rates that are modified to reflect IDS Life and industry-wide changes in mortality experience apply to all policies purchased on or after November 20, 1997. These modified cost of insurance rates effective November 20, 1997 do not apply to policies purchased in New Jersey.

(b) is the death benefit on the monthly date divided by 1.0036748 (which reduces IDS Life's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%);

(c) is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee, death benefit guarantee charge and any charges for optional riders;

(d) is any flat extra insurance charges assessed as a result of special underwriting considerations.

Note for Massachusetts and Montana residents

Please disregard all policy provisions in this prospectus that are based on the sex of the insured. The policy will be issued on a unisex basis. Also disregard references to mortality tables; the tables will be replaced with an 80% male, 20% female blend of the 1980 Commissioners Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age Nearest Birthday.

2. Policy fee: $5 per month. Waived for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more. This charge reimburses IDS Life for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $7.50 per month.

3. Death benefit guarantee charge: 1 cent per $1,000 of the current specified amount and 1 cent per $1,000 of coverage under any other insured rider. This charge compensates IDS Life for the risk assumed in providing the death benefit guarantee. The charge is included in the monthly deduction in the first five policy years or until the insured's attained insurance age 70, whichever is later. The charge will not be deducted if the death benefit guarantee is no longer in effect. For any policy month in which the monthly deduction is paid by a waiver of monthly deduction rider, the minimum monthly premium will be zero. (See "Death benefit guarantee," later in this section for an explanation of the minimum monthly premium and "Other insured rider," under "Optional insurance benefits.")

4. Optional insurance benefit charges: charges for any optional benefits added to the policy by rider. See "Optional insurance benefits."

Surrender charge

If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount a surrender charge will be assessed. The surrender charge is the sum of two parts:

Contingent deferred issue and administrative expense charge:

Reimburses IDS Life for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. For the initial specified amount, this charge is $4 per thousand dollars of initial specified amount. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 10 policy years. If the specified amount of the policy is increased, an additional charge will apply. The additional charge will be $4 per thousand dollars of increase in specified amount. It remains level during the first five years following the effective date of the increase and then decreases monthly until it is zero at the end of the 10th year following the increase.

Contingent deferred sales charge:

Partially compensates IDS Life for expenses of distributing the policy, including financial advisors' commissions, advertising and printing the prospectus and sales literature. For the initial specified amount, this charge is the sum of 27.5% of premium payments up to a maximum amount shown in the policy plus 6.5% of all other premium payments. The maximum amount shown in the policy will be based on the insured's insurance age, sex, rate classification and initial specified amount. If the specified amount of the policy is increased, an additional charge will apply. The additional charge will be 6.5% of all premium payments attributable to the increase. Premiums attributable to the increase are calculated as

                                               a x (b + c)

where:

(a) is the amount of the increase in the specified amount divided by the total specified amount after the increase; (b) is the policy value on the date of the increase; and (c) is all premium payments paid on or after the date of the increase.

Maximum surrender charge:

The total surrender charge is subject to an overall upper limit or "maximum surrender charge." The "maximum surrender charge" for the initial specified amount will be shown in the policy. It is based on the insured's insurance age, sex, rate classification and initial specified amount. The "maximum surrender charge" for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of 10 policy years. If the specified amount is increased, an "additional maximum surrender charge" will apply. The "additional maximum surrender charge" will be shown in a revised policy. It will be based on the insured's attained insurance age, sex, rate classification and the amount of the increase. The "additional maximum surrender charge" will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the 10th year following the increase.

If premium payments are equal to or somewhat higher than the premiums needed to keep the death benefit guarantee in effect, for several years the surrender charge will generally be the charge described in the "Contingent deferred issue and administrative expense charge" and "Contingent deferred sales charge" sections above. After that, the "Maximum surrender charge" will generally apply. If premium payments are paid at a significantly higher level, the "Maximum surrender charge" will generally apply in all years.

Partial surrender fee

If you surrender part of the value of your policy, you will be charged $25 (or 2% of the amount surrendered, if less). This fee is guaranteed not to increase for the duration of your policy.

Mortality and expense risk charge

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the daily net asset value of the subaccounts -- a level guaranteed for the life of the policy. The subaccounts pay this fee at the time that dividends are distributed from the funds in which they invest. Computed daily, the charge compensates IDS Life for:

o Mortality risk -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

o Expense risk -- the risk that the policy fee and the contingent deferred issue and administrative expense charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the sales and surrender charges discussed earlier. Any further deficit will have to be made up from IDS Life's general assets.

Transaction charge

IDS Life makes a daily charge against the assets of the subaccount that invests in the trust. This charge is intended to reimburse us for the transaction fee we pay from our general account assets to Smith Barney on the sale of the trust units to the subaccounts.

The asset charge is equivalent to an effective annual rate of 0.25% of the value of the subaccounts investing in the trust. This amount may be increased in the future but will not exceed an effective annual rate of 0.5% of the value of these subaccounts. The charge will be based on our costs (taking into account the interest we lose on the amounts paid to Smith Barney).

Fund expenses


The investment managers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life Series Fund Portfolios for these nonadvisory expenses, even though actual expenses on IDS Life Series Fund-Government Securities Portfolio ranged up to 0.15%, IDS Life Series Fund-Money Market Portfolio ranged up to 0.14% and IDS Life Series Fund-International Equity Portfolio ranged up to 0.27%. IDS Life reserves the right to discontinue limiting these nonadvisory expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit. Other expenses for the year ended Dec. 31, 1997 were 0.05% for Putnam VT New Opportunities. For AIM V.I. Growth and Income Fund other expenses were 0.06% for the period ended Dec. 31, 1997.


The investment management fee is deducted from the IDS Life Series Fund - Equity, Income, Money Market, Government Securities, International Equity Portfolios and the Putnam VT New Opportunities Fund and AIM V.I. Growth and Income Fund daily.


As of Dec. 31, 1997, the investment management fee was as follows:

o IDS Life Series Fund-Money Market Portfolio -- 0.5% of average daily net assets
o        Putnam VT New Opportunities Fund -- 0.58 % of average daily net assets
o        AIM V.I. Growth and Income Fund - 0.63% of average daily net assets
o IDS Life Series Funds-Equity, Income, Managed and Government Securities Portfolios -- 0.7% of average daily net assets
o IDS Life Series Fund-International Equity Portfolio -- 0.95% of average daily net assets

IDS Life has entered into certain arrangements under which it is compensated by the advisors and/or distributors of the AIM V.I. Growth and Income Fund and the Putnam VT New Opportunities Fund for the administrative services it provides to these funds.


Other information on charges

IDS Life may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual. The two most common cases are:

o        policies made available by an employer to a group of employees.

o policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or greater.

Death benefit guarantee

Your policy will remain in force even if the cash surrender value is insufficient to cover the monthly deduction if you have paid the minimum monthly premiums shown in the policy. Although the minimum premium is specified as a monthly amount, you may pay on any schedule you choose, as long as:

       the sum of premiums paid - partial surrenders - outstanding  indebtedness equals or exceeds

       minimum monthly premium x number of months since policy date (including the current month)

This guarantee applies only until the insured reaches attained insurance age 70 or the policy has been in force for five years, whichever is later. For factors affecting the minimum monthly premium, see "Changes in specified amount" under "Death benefit" and "Optional insurance benefits."

If, on a monthly date, you have not paid enough premiums to keep the death benefit guarantee in effect, we will mail a notice to your last known address, asking you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction. Although the policy can be reinstated as explained below, the death benefit guarantee cannot be reinstated.

Grace period

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction, your policy will still remain in force for at least 61 days.

IDS Life will mail a notice to your last known address, requesting payment of a premium that will raise the cash surrender value to an amount sufficient to cover the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. Any balance will be added to the policy value and allocated in the same manner as other premium payments. If you do not pay the premium, the policy will lapse without value, unless the death benefit guarantee described above is in effect.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal taxes.") If the insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.

Reinstatement

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life will require:

o        a written request;

o        evidence satisfactory to IDS Life that the insured remains insurable;

o payment of a premium that will keep the policy in force for at least three months;

o payment of the monthly deductions that were not collected during the grace period; and

o        payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day IDS Life accepts your application for reinstatement. The suicide period (see "Death benefits") will apply from the effective date of reinstatement (except in Georgia, Oklahoma, Pennsylvania, South Carolina, Tennessee and Virginia). Surrender charges will also be reinstated.

IDS Life will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

Policy value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

Fixed account value

The value in the fixed account on the policy date (when the policy is issued) equals the portion of your initial net premium that you have allocated to the fixed account, plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to the fixed account.

On any later date, the value in the fixed account equals:

o the value on the previous monthly date; plus
o net premiums allocated to the fixed account since the last monthly date; plus
o any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

o        accrued interest on all of the above; minus
o any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus
o any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus
o interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus
o any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

Subaccount values

The value in each subaccount changes daily, depending on the investment performance of the fund portfolio or trust in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You as owner bear the entire investment risk.

Calculation of subaccount value: The value of each subaccount on each valuation date equals:

o the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

o net premiums received and allocated to the subaccount during the current valuation period; plus o any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus

o any transfers from the subaccount including loan transfers during the current valuation period; minus

o any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

o any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

Accumulation units: The policy value allocated to each subaccount is converted into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, a certain number of accumulation units are credited to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, a certain number of accumulation units are subtracted.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund, on any change in the value of trust units and on certain charges. Here's how unit values are calculated:

Number of units: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

Accumulation unit value: The current value for each subaccount equals the last value times the current net investment factor.

Net investment factor: Determined at the end of each valuation period, this factor equals (a divided by b) - c, where:

(a) equals:

o         net asset value per share of the fund or value of a unit of the trust;
          plus

o per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

o any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:

o net asset value per share of the fund or value of a unit of the trust at the end of the preceding valuation period; plus

o any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge and, for the subaccount investing in the trust, the transaction charge, as described in "Loads, fees and charges," above.

Factors that affect subaccount accumulation units:

Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o        additional purchase payments allocated to the subaccounts;
o        transfers into or out of the subaccount(s);
o        partial surrenders and partial surrender fees;
o        surrender charges; and/or
o        monthly deductions

Accumulation unit values will fluctuate due to:

o       changes in underlying fund(s) net asset value or the value of the trust;
o        dividends distributed to the subaccount(s);
o        capital gains or losses of underlying funds;
o        fund operating expenses;
o        mortality and expense risk charges; and/or
o        the transaction charge for the subaccount investing in the trust.

Death benefits

When you purchase your policy, you decide on the minimum amount of protection you want for the beneficiary if the insured dies. This amount is called the specified amount. Your policy's death benefit can never be less than this amount unless you change it or unless your policy has an outstanding indebtedness.

You also choose one of two death benefit options, which determines how the policy's value will affect the amount paid to the beneficiary if the insured dies while the policy is in force:

Option 1 (level amount): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

o        the specified amount on the date of the insured's death; or

o the applicable percentage of the policy value on the date of death, if death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

Thus, the death benefit remains level -- at the specified amount -- as long as the applicable percentage of policy value is less than or equal to that amount. Only when the applicable percentage of policy value exceeds the specified amount will the death benefit vary with the policy value. After attained insurance age 40, the applicable percentage decreases as the insured's age increases.

                                       Applicable percentage table

Insured's attained          Applicable percentage of   Insured's attained         Applicable percentage of
insurance age               policy value               insurance age              policy value
      40 or younger         250%                                  61              128%
            41              243                                   62              126
            42              236                                   63              124
            43              229                                   64              122
            44              222                                   65              120
            45              215                                   66              119
            46              209                                   67              118
            47              203                                   68              117
            48              197                                   69              116
            49              191                                   70              115
            50              185                                   71              113
            51              178                                   72              111
            52              171                                   73              109
            53              164                                   74              107
            54              157                                 75 - 95           105
            55              150                                   96              104
            56              146                                   97              103
            57              142                                   98              102
            58              138                                   99              101
            59              134                                   100             100
            60              130

Option 2 (variable amount): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

o        the policy value plus the specified amount; or

o the applicable percentage of policy value (from the preceding table) on the date of death, if death occurs on a valuation date, or on the next valuation date following the date of death.

Under Option 2 the death benefit will always vary as the policy value varies. The death benefit will equal the sum of the specified amount plus the policy value until the applicable percentage of the policy value exceeds that sum.

Examples:                                   Option 1                    Option 2
---------                                   --------                    --------
specified amount                             $100,000                   $100,000
policy value                                   $5,000                     $5,000
death benefit                                $100,000                   $105,000
policy value increases to                      $8,000                     $8,000
death benefit                                $100,000                   $108,000
policy value decreases to                      $3,000                     $3,000
death benefit                                $100,000                   $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life's net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

Change in death benefit option

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum specified amount (currently $50,000 for the first two policy years, $40,000 in years three through 10 and $25,000 thereafter).

The minimum specified amount for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more is $350,000 in the first policy year, $325,000 in years two to five, $300,000 in years six to 10 and $275,000 thereafter.

If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the monthly deduction because the cost of insurance and the death benefit guarantee charge both depend upon the specified amount. The charge for certain optional insurance benefits may also change.

The surrender charge, however, will not be affected.

Changes in specified amount

Subject to certain limitations, you may make a written request to increase or decrease the specified amount once each policy year after the first. Changes in specified amount may have tax implications, discussed in the section "Modified endowment contracts" under "Federal taxes."

Increases: If you increase the specified amount, additional evidence of insurability that is satisfactory to IDS Life may be required. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and no increase will be permitted after the insured's attained insurance age 75.

An increase in the specified amount will have the following effects on policy charges:

o Your monthly deduction will increase because the cost of insurance and the death benefit guarantee charge both depend upon the specified amount.

o        Charges for certain optional insurance benefits will increase.

o The minimum monthly premium will increase if the death benefit guarantee is in effect.

o        The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the death benefit guarantee is in effect. Because the minimum monthly premium will increase, additional premiums may also be required to keep the death benefit guarantee in effect.

Decreases: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount (currently $50,000 for the first two policy years, $40,000 in years three through 10, and $25,000 thereafter). If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

The minimum specified amount for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more is $350,000 in the first policy year, $325,000 in years two to five, $300,000 in years six to 10 and $275,000 thereafter.

A decrease in specified amount will affect your costs as follows:

o Your monthly deduction will decrease because the cost of insurance and the death benefit guarantee charge both depend upon the specified amount.

o        Charges for certain optional insurance benefits will decrease.

o The minimum monthly premium will decrease if the death benefit guarantee is in effect.

o        The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

Decreases in the specified amount will be deducted from the current specified amount in this order:

1. First from the portion due to the most recent increase;
2. Next from portions due to the next most recent increases successively; and
3. Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if different rate classifications have been applied to the current specified amount. The rate classification applicable to the most recent increase in the specified amount will be eliminated first, then the rate classification applicable to the next most recent increase, and so on.

Misstatement of age or sex

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

o        the policy value on the date of death; plus

o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

o        the amount of any outstanding indebtedness on the date of death.

Suicide

Suicide by the insured, whether sane or insane, within two years from policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus the amount of any outstanding indebtedness.

In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, IDS Life must prove that the insured intended to commit suicide at the time he or she applied for coverage.

Beneficiary

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you or your estate.

Transfers between the fixed account and subaccounts


You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which your request is received. There is no charge for transfers. Before transferring policy value, you should consider the risks involved in switching investments.


We may suspend or modify the transfer privilege at any time. Transfers involving the fixed account are subject to the restrictions below.

Fixed account transfer policies

o Transfers from the fixed account must be made during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange right.")

Minimum transfer amounts

From a subaccount to another subaccount or the fixed account:

For mail and phone transfers, $250 or the entire subaccount balance, whichever is less.

For automated transfers, $50.

From the fixed account to a subaccount:

$250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

For automated transfers, $50.

Maximum transfer amounts

From a subaccount to another subaccount or the fixed account: None.

From the fixed account to a subaccount: Entire fixed account balance minus any outstanding indebtedness.

Maximum number of transfers per year

Five for mail and phone transfers. Twelve for automated transfers.

Two ways to request a transfer, loan or surrender

Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer.

1  By letter

Regular mail:

IDS Life Insurance Company
P.O. Box 499
Minneapolis, MN  55440

Express mail:

IDS Life Insurance Company
733 Marquette Ave.
Minneapolis, MN  55402

2 By phone


Call between 7 a.m. and 6 p.m. Central Time:
1-800-437-0602 (toll free) or
(612) 671-4738 (Minneapolis)


TTY service for the hearing impaired:
1-800-285-8846 (toll free)

o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

o We will honor any telephone transfer or surrender request believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as these procedures are followed, neither IDS Life nor its affiliates will be liable for any loss resulting from fraudulent requests.

o Telephone transfers are automatically available. You may request that telephone transfers not be authorized from your account by writing IDS Life.

Automated transfers

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

Automated transfer policies:

o        Minimum automated transfer: $50

o        Frequency: monthly, quarterly, semiannually or annually

o        Only one automated transfer arrangement can be in effect at any time.
         Policy values may be transferred to one or more subaccounts and the fixed account but can be transferred from only one account.

o You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

o Automated transfers from the fixed account may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

o If your request is submitted with an application for a policy, it will not take effect until the policy is issued.

o If the value of the account from which policy value is being transferred is less than the $50 minimum, the transfer arrangement will automatically be stopped.

o Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

Automated dollar-cost averaging

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

How dollar-cost averaging works

                  Amount            Accumulation              Number of units
Month             invested          unit value                purchased

Jan                  $100                $20                       5.00
Feb                   100                 16                       6.25
Mar                   100                  9                      11.11
Apr                   100                  5                      20.00
May                   100                  7                      14.29
June                  100                 10                      10.00
July                  100                 15                       6.67
Aug                   100                 20                       5.00
Sept                  100                 17                       5.88
Oct                   100                 12                       8.33

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more units when the per unit market price is low.

(arrow in table pointing to August) and fewer units when the per unit market price is high.

You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

Policy loans


You may borrow against your policy by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts" for address and phone numbers for your requests.) Loans by telephone are limited to $50,000. We will process your loan request at the end of valuation period during which your request is received.


Interest rate: 6.1% payable in advance, which is equivalent to a 6.5% effective rate. For policies purchased on or after May 1, 1993 (October 1, 1993 for New Jersey), we expect to reduce the loan interest rate after a policy's 10th anniversary to 4.3% payable in advance, equivalent to a 4.5% effective rate.

Minimum loan: $500 ($200 for Connecticut residents) or the remaining loan value, whichever is less.

Maximum loan:

o In Texas, 100% of the policy value in the fixed account, minus a pro rata portion of surrender charges.
o        In Virginia, 90% of the policy value minus surrender charges.
o        In all other states, 85% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. In doing so, we will deduct from the loan value interest for the period until the next policy anniversary.

Payment of loaned funds: Generally, we will pay loans within seven days after we receive your request (with certain exceptions - see "Deferral of payments," under "Payment of policy proceeds").

Allocation of loans to accounts: If you do not specify whether the loan is to come from the fixed account or the subaccounts, it will be made from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When a loan is made from a subaccount, accumulation units are redeemed and the proceeds transferred into the fixed account. We will credit the loaned amount with 4.5% annual interest.

Repayments: Loan repayments will be allocated to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

Overdue interest: If accrued interest is not paid when due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, all of the interest will be taken from all of the accounts in proportion to their value, minus indebtedness.

Effects of policy loans: If you do not repay your loan, it will reduce the death benefit and policy value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money borrowed against the subaccounts will not share in the investment results of the relevant fund(s) or trust(s).

Taxes: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. (See "Federal taxes.")

Policy surrenders


You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts.") We will process your surrender request at the end of the valuation period during which your request is received. We may require that you return your policy.


We will normally process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of policy proceeds.")

Total surrenders: If you surrender your policy totally, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, fees and charges.") We will compute the value of each subaccount as of the end of the valuation period during which your request is received.

Partial surrenders: After the first policy year, you may surrender any amount from $500 up to 85% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) You will be charged a partial surrender fee, described under "Loads, fees and charges."

Allocation of partial surrenders: Unless you specify otherwise, IDS Life will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which your request is received. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

Effects of partial surrenders:

o The policy value will be reduced by the amount of the partial surrender and fee.

o The death benefit will be reduced by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

o A partial surrender may terminate the death benefit guarantee. The surrender amount is deducted from total premiums paid, which may reduce the total below the level required to keep the death benefit guarantee in effect.

o If Option 1 is in effect, the specified amount will be reduced by the amount of the partial surrender and fee. IDS Life will deduct this decrease from the current specified amount in this order:

         1. First from the specified amount provided by the most recent increase;
         2. Next from the next most recent increases successively;
         3. Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life will not allow a partial surrender if it would reduce the specified amount below the required minimum.

(See "Decreases" under "Death benefits.")

o If Option 2 is in effect, a partial surrender does not affect the specified amount.

Taxes: Upon surrender, you will generally be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal taxes.")

Exchange right

For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

Such transfer will not count against the five-transfers-per-year limit. Also, any restrictions on transfers into the fixed account will be waived.

There will be no effect on the policy's death benefit, specified amount, net amount at risk, rate classification(s) or issue age. Only the method of funding the policy value will be affected.

Paid-up insurance option

You may request that the cash surrender value of the policy be used to purchase an amount of paid-up insurance. Your request may be made in writing during the 30 days before any policy anniversary. The paid-up insurance policy will take effect as of the policy anniversary and will mature on the original policy's maturity date. You will forfeit all rights to make future premium payments and all riders will terminate.

The amount and cash surrender value of the paid-up insurance will be based on the cost of insurance rates guaranteed in the policy and on the fixed account guaranteed interest rate. The paid-up policy's death benefit amount, minus its cash surrender value, cannot be greater than your current policy's death benefit, minus its policy value (both as of the date of the paid-up policy's purchase). The amount of paid-up insurance will remain level and will not be less than required by law.

Any cash surrender value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the insured's death, you may surrender the paid-up insurance for its cash surrender value.

Optional insurance benefits

You may choose to add the following benefits to your policy, in the form of riders (if certain requirements are met):

Waiver of monthly deduction (WMD): Under WMD, we will waive the monthly deduction if the insured becomes totally disabled for six months or longer prior to the attained insurance age 60 policy anniversary. The waiver will not start until the disability has continued for at least six months; however, once it starts, monthly deductions taken from policy values during the six-month waiting period will be credited back to the policy, using the premium allocation percentage then in effect. Monthly deductions will then be waived as long as the insured remains disabled. For any month in which the monthly deduction is covered by this rider, the minimum monthly premium needed to keep the death benefit guarantee in effect will be zero.

During disability the specified amount cannot be increased, the death benefit option cannot be changed to Option 1 and any benefits provided by riders cannot be increased.

Accidental death benefit (ADB): ADB provides an additional death benefit if the insured's death is caused by accidental injury prior to the insured's attained insurance age 70 policy anniversary.

Other insured rider (OIR): OIR provides a level, adjustable death benefit on the life of each other insured covered. The minimum face amount that can be issued to each other insured is $25,000. OIR does not develop policy value.

Coverage under OIR will terminate on the earliest of the following:

o The monthly anniversary date on or next following receipt of a written request to end coverage.

o The date the basic policy matures, is surrendered or terminates for any reason other than the insured's death.

o 31 days after the insured's death. No charge is made for coverage during this period.

o The date of conversion of the coverage to an individual life insurance policy on the life of the other insured. OIR is convertible to any level benefit, level premium whole life or flexible premium adjustable whole life insurance policy offered by us at the time of conversion.

o        The date the other insured attains insurance age 100.

If the other insured's age or sex has been misstated, the amount payable upon his or her death will be the amount of insurance that would have been purchased by the cost of the

OIR for the policy month during which death occurred, had the cost been calculated using rates for the correct age and sex.

Children's insurance rider (CIR): Each unit of CIR provides $1,000 level term insurance on each eligible child. To be eligible, children must:

o be insurable children, stepchildren or legally adopted children of the insured;
o be named in the application for this rider;
o be members of the primary insured's household (actually living with the insured) at the time of application; and
o be at least 15 days old and have not passed their 19th birthday.

After the CIR is issued, it automatically insures children born to, legally adopted by, or who become stepchildren of the insured after the date of the CIR application, if they are at least 15 days old and have not passed their 19th birthday. The maximum number of units for one family is 10.

Insurance under CIR expires on the earlier of the child's 22nd birthday or the primary insured's attained insurance age 65 policy anniversary. If the primary insured parent dies, the insurance on each child will be changed to paid-up term insurance, which will provide the same coverage as provided under the CIR and will expire at the same time coverage under the CIR would have expired.

The coverage provided on each child may be converted, without evidence of insurability, to level premium whole life or flexible premium adjustable whole life insurance within 31 days before or after the earlier of the child's 22nd birthday or the primary insured's attained insurance age 65 policy anniversary. Up to five times the amount of insurance on each child may be converted.

Automatic Increase Benefit Rider (AIB):

This rider automatically increases the specified amount of the policy each policy anniversary for 10 years. When you apply, you may select a 2%, 3%, 4%, 5% or 6% increase amount. The maximum amount of each increase is $25,000. If you decline an automatic increase, the rider will terminate. This rider in not available in New Jersey.

Accelerated Benefit Rider for Terminal Illness (ABRTI):

If the insured is terminally ill and death is expected to occur within 6 months the rider provides that a portion of the death benefit may be withdrawn prior to death. The amount that may be withdrawn is 50% of the death benefit, but no more than $250,000. The amount withdrawn creates a lien against the policy's total death benefit and is charged interest. At the insured's death, the policy beneficiary will receive only the death benefit that remains after the lien is deducted.

Payment of policy proceeds

Proceeds will be paid when:

o        you surrender the policy;
o        the insured dies; or

o the policy maturity date is reached, which occurs when the insured reaches attained insurance age 100.

All proceeds will be paid by check. We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year (8% in Arkansas and Colorado) on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option). You will be charged a fee if you request express mail delivery.

Payment options:

During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she can't.) You decide how much of the proceeds will be placed under each option (minimum:
$5,000). Any such amount will be transferred to IDS Life's general account. Unless we agree otherwise, payments under all options must be made to a natural person.

You may also, by written request, change a prior choice of payment option, or elect a payment option other than the three below if we agree.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender or maturity as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The remainder of the proceeds will be used to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. An owner's investment in the policy is described in "Taxation of policy proceeds". All payments made after the investment in the policy is fully recovered will be subject to tax. Amounts paid under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and thus are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income, subject to tax and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.

Option A -- Interest payments: We will pay interest on any proceeds placed under this option at a rate of 4% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

Option B -- Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment period                   Monthly payment per $1,000
(years)                          placed under Option B

5                                               $18.32
10                                               10.06
15                                                7.34
20                                                6.00
25                                                5.22
30                                                4.72

Monthly amounts for other payment periods will be furnished at your request, free of charge.

Option C -- Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

The amount of each monthly payment per $1,000 placed under this option will be based on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's nearest birthday) minus an adjustment as follows:

Calendar year of payee's  Adjustment      Calendar year of payee's   Adjustment
birth                                     birth


Before 1920               0               1945 - 1949                6
1920 - 1924               1               1950 - 1959                7
1925 - 1929               2               1960 - 1969                8
1930 - 1934               3               1970 - 1979                9
1935 - 1939               4               1980 - 1989                10
1940 - 1944               5               After 1989                 11


The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

Monthly amounts for any adjusted age not shown will be furnished at your request, without charge.


    Adjusted age payee                    Life income per $1,000 with payments guaranteed for
--------------------------- --------------------------------------------------------------------------------
                                    10 years                   15 years                   20 years
                                Male        Female         Male        Female         Male        Female

--------------------------- ------------- ------------ ------------- ------------ ------------- ------------
            50                 $4.81         $4.47        $4.74         $4.45        $4.65         $4.40
            55                  5.20          4.80         5.09          4.74         4.94          4.87
            60                  5.70          5.22         5.51          5.12         5.25          4.98
            65                  6.35          5.77         5.98          5.58         5.54          5.32
            70                  7.14          6.50         6.47          6.12         5.77          5.63
            75                  8.00          7.40         6.87          6.64         5.91          5.85

Deferral of payments:

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

o the payments derive from a premium payment made by a check that has not cleared the banking system (good payment has not been collected);

o        the NYSE is closed (other than customary weekend and holiday closings);

o in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

Any loans or surrenders from the fixed account may be delayed up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

Federal taxes

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as currently interpreted by the Internal Revenue Service (IRS); both the laws and their interpretation may change.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS Life's tax status

IDS Life is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to IDS Life and therefore no charge is made against the subaccounts for our federal income taxes. IDS Life reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life's tax status as we currently understand it.

Taxation of policy proceeds

The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes.

Part or all of any pre-death proceeds received through full surrender or maturity, lapse, partial surrender, policy loan or assignment of policy value or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.

Source of proceeds                            Taxable portion of pre-death proceeds

Full surrender:                               Amount received plus any indebtedness, minus your investment in the policy.*

Lapse:                                        Any outstanding indebtedness minus your investment in the
                                              policy.*

Partial surrenders                            Lesser of:
(modified endowments):                        the amount received or policy value minus your investment in the policy.*

Policy loans and assignments                  Lesser of:
(modified endowments):                        the amount of the loan / assignment or policy value minus
                                              your investment in the policy.*

Partial surrenders                            Generally, if the amount received is greater than your
(other policies):                             investment in the policy,* the amount in excess of your
                                              investment is taxable. However,
                                              during the first 15 policy years,
                                              a different amount may be taxable
                                              if the partial surrender results
                                              in or is necessitated by a
                                              reduction in benefits.

Policy loans and assignments                  None
(other policies)

Payment options:                              If proceeds of the policy
                                              will be paid under one of the
                                              payment options, see the "Payment
                                              option" section for tax
                                              information.

* The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

Modified endowment contracts

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts," which are taxed differently from conventional life insurance contracts. Policies applied for, or materially changed, on or after June 21, 1988, are considered to be modified endowments if premiums paid in the first seven years of the policy, or the first seven years following a material change, exceed certain limits. (Also, any life insurance policy received in exchange for a modified endowment is itself a modified endowment.) We have established procedures for monitoring whether a contract may become a modified endowment contract.

Modified endowment limits are calculated when the policy is issued and are based on the benefits provided and on the risk classification of the insured. They are later recalculated if certain increases or reductions in benefits occur.

Increases in benefits: Limits are recalculated when an increase is considered a "material change," as are most increases requested by the owner, such as an increase in specified amount, addition of a rider benefit or an increase in an existing rider benefit. (Automatic increases under the terms of the policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Death benefits" section or to policy value growth under Option 2, are generally not considered material changes.) A policy becomes a modified endowment if premiums paid in the early years following a material change exceed the recalculated limits.

Reductions in benefits: When benefits are reduced within seven years after issue or after the most recent material change, the limits are recalculated as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premium that can be paid without exceeding modified endowment limits. If premiums already paid exceed the recalculated limits, the policy becomes a modified endowment even if no further premiums are paid.

Distributions affected: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment, which are presumed to be taken in anticipation of that event.

Serial purchase of modified endowments: All modified endowments issued by the same insurer (or affiliated companies of the insurer) to the same owner during any calendar year are treated as one policy in determining the amount of any loan or distribution that is taxable.

Penalty tax: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

o        the distribution occurs after the owner attains age 59-1/2;

o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or

o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

Other tax considerations

Interest paid on policy loans: If the loan is used for personal purposes, such interest is not tax-deductible. Other rules apply if the loan is used for trade or business or investment purposes or if the policy is owned by a business or a corporation.

Policy changes: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

Other taxes: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances.

Qualified retirement plans: The policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program. Rates that do not distinguish between men and women are available when required for employment-related programs in all states except Illinois, Michigan, New Jersey, South Carolina and Texas.

IDS Life

IDS Life is a stock life insurance company organized under the laws of the State of Minnesota in 1957. Our address is IDS Tower 10, Minneapolis, MN 55440.

IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York. A wholly owned subsidiary of IDS Life, IDS Life Insurance Company of New York, conducts a substantially identical business in New York. IDS Life has been in the variable annuity business since 1968 and has sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.

Ownership

IDS Life is a wholly owned subsidiary of American Express Financial Corporation
(AEFC). AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.

State regulation

IDS Life is subject to the laws of Minnesota governing insurance companies and to regulation by the Minnesota Department of Commerce. In addition, IDS Life is subject to regulation under the insurance laws of other jurisdictions in which it may operate. An annual statement in a prescribed form is filed with Minnesota's Department of Commerce and in each state in which IDS Life does business. IDS Life's books and accounts are subject to review by the Minnesota Department of Commerce at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

Distribution of the policy

IDS Life is the sole distributor of the policy. IDS Life is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (NASD). Representatives of IDS Life are licensed insurance and annuity agents and are registered with the NASD as representatives of IDS Life.

IDS Life pays its representatives a commission of up to 50% of the initial minimum monthly premium (annualized) when the policy is sold, plus 3% of all premiums in excess of 12 times the minimum monthly premium. At the end of policy years one through 10, IDS Life pays a service fee not greater than 0.3% of the policy value, net of indebtedness. Additional commissions are paid if an increase in coverage occurs. IDS Life also pays approximately 27% of the total representative's commission to the field vice presidents and district sales managers of the selling representative.

Legal proceedings


A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. In December 1996, an action of this type was brought against IDS Life and its parent, AEFC. A second action was filed in March, 1997. The plaintiffs purport to represent a class consisting of all persons who replaced existing IDS Life policies with new IDS Life policies from and after January 1, 1985. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. Plaintiffs seek damages in an unspecified amount and also seek to establish a claims resolution facility for the determination of individual issues. IDS Life filed an answer to the Complaint on February 18, 1997. A similar action involving the replacement of existing IDS Life insurance policies and annuity contracts was filed in the same court on March 21, 1997.


IDS Life believes it has meritorious defenses to these and other actions arising in connection with the conduct of its business activities and intends to defend them vigorously. IDS Life believes that is not a party to, nor are any of its properties the subject of, any pending legal proceedings which would have a material adverse effect on its consolidated financial condition.

Experts


The consolidated financial statements of IDS Life Insurance Company at Dec. 31, 1997 and 1996, and for each of the three years in the period ended Dec. 31, 1997, and the individual and combined financial statements of the segregated asset subaccounts of IDS Life Variable Life Separate Account for Flexible Premium Variable Life Insurance at Dec. 31, 1997, and for each of the three years in the period then ended, except for the following subaccounts: FGI and FNO subaccounts which are for the period Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996, and 1995V subaccount which is for the period Jan. 1, 1995 to Nov. 15, 1995 (date of maturity of the securities in the trust), appearing in this prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by James M. Jensen, F.S.A., M.A.A.A., Vice President, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

Management of IDS Life

Directors

David R. Hubers

Director since September 1989; president and chief executive officer, AEFC, since August 1993, and director, AEFC, since January 1984; senior vice president, Finance and chief financial officer, AEFC, from January 1984 to August 1993.

Richard W. Kling

Director since February 1984; president since March 1994. Executive vice president, Marketing and Products from January 1988 to March 1994; senior vice president, AEFC, since May 1994; director of IDS Life Series Fund, Inc. and chairman of the board of managers of IDS Life Variable Annuity Funds A and B.

Paul F. Kolkman

Director since May 1984; executive vice president since March 1994; vice president, Finance from May 1984 to March 1994; vice president, AEFC, since January 1987.

James A. Mitchell

Chairman of the board since March 1994; director since July 1984; chief executive officer since November 1986; president from July 1984 to March 1994; executive vice president, AEFC, since March 1994; director, AEFC, since July 1984; senior vice president, AEFC, from July 1984 to March 1994.

Barry J. Murphy

Director and executive vice president, Client Service, since March 1994; senior vice president, Operations, Travel Related Services (TRS), a subsidiary of American Express Company, since July 1992; vice president, TRS, from November 1989 to July 1992; chief operating officer, TRS, from March 1988 to November 1989.

Stuart A. Sedlacek

Director and executive vice president, Assured Assets since March 1994; vice president, AEFC, since September 1988.

Officers other than directors

Jeffrey S. Horton

Vice president and treasurer since December 1997; vice president and corporate treasurer, AEFC, since December 1997; controller, American Express Technologies
- Financial Services, AEFC, from July 1997 to December 1997; controller, Risk Management Products, AEFC, from May 1994 to July 1997; director of finance and analysis, Corporate Treasury, AEFC, from June 1990 to May 1994.

William A. Stoltzmann

Vice president, general counsel and secretary since 1985; vice president and assistant general counsel, AEFC, since November 1985.

The address for all of the directors and principal officers is: IDS Tower 10, Minneapolis, MN 55440-0010.

The officers, employees and sales force of IDS Life are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.

A I M Advisors Inc., Putnam Investment Management, Inc. and Smith Barney Inc.


A I M Advisors, Inc.

A I M Advisors, Inc. ("A I M") was organized in 1976 and is headquartered in Houston, Texas. A I M is a wholly-owned subsidiary of AIM Management Group Inc., a holding company engaged in the financial services business and an indirect wholly-owned subsidiary of AMVESCAP PLC.

Putnam Management

Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with nearly $182 billion in assets under management in over 9 million shareholder accounts at December 31, 1997.


Smith Barney Inc.

Smith Barney, sponsor of the trust, a Delaware corporation and a subsidiary of The Travelers Inc., is engaged in the underwriting, securities and commodities brokerage business, and is a member of the NYSE, other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. The sponsor sponsors seven open-end investment companies and three closed-end investment companies as well as a variety of unit investment trusts. The sponsor has acted as principal underwriter and managing underwriter of other investment companies. The sponsor, in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.


Other information


A registration statement has been filed with the Securities and Exchange Commission (SEC) under the Securities Act of 1933, as amended. For further information concerning the policy, its separate account (the variable account) and IDS Life, please refer to the registration statement, as amended, with exhibits.

Voting rights

All shares issued by the fund are the same class (kind) -- capital stock. They are fully paid and nonassessable and can be redeemed or transferred. They can be issued as full shares or fractions. All shares have equal voting rights; a fraction of a share has the same kind of rights and privileges as a full share.

Each of the funds issues its own series of common stock. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

Each share of a fund has one vote. On some issues, such as election of directors of IDS Life Series Fund, all shares of the IDS Life Series Fund Portfolios vote together as one series. When electing directors, all shares of IDS Life Series Fund Portfolios have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life is the owner of all fund shares and as such holds all voting rights. However, IDS Life will vote the shares of each fund in accordance with instructions received from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which instructions are received. Fund shares that are not otherwise attributable to owners will also be voted by IDS Life in the same proportion as those shares in that subaccount for which instructions are received.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. The number will be determined as of a date chosen by IDS Life, but not more than 60 days before the meeting of the fund. Fractional votes are counted. You will receive notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

If required by state insurance officials, IDS Life may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. In addition, IDS Life itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the funds, if IDS Life reasonably disapproves such changes in accordance with applicable federal regulations. If IDS Life does disregard voting instructions, it will, in its next report to owners, advise them of that action and the reasons for it.

Generally, ownership of units of a unit investment trust does not involve the exercise of voting rights. However, unit holders in the trust may vote for removal of the trustee or for amendment or termination of the trust indenture. In the event of such a vote, IDS Life, as the owner of the units, would solicit voting instructions from owners under the same procedures used for votes affecting the fund.

Reports

At least once a year IDS Life will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

Policy illustrations

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a 35-year-old male nonsmoker, under Death Benefit Option 1, if:

o        the annual rate of return of the fund is 0%, 6% or 12%.

o cost of insurance rates and policy fees are -- current rates and fees for policies purchased on or after November 20, 1997, and on or after May 1, 1993 (October 1, 1993 for New Jersey) and before November 20, 1997 -- current rates and fees for policies purchased before May 1, 1993 (October 1, 1993 for New Jersey) -- guaranteed rates and fees.

Any such illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results would also differ.

Upon request, you will be furnished with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual age of the person you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

Understanding the illustrations:

Rates of return: assumed to be uniform, gross, after-tax, annual rates of 0%, 6% or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the funds as a whole but differed across individual funds.

Insured: assumed to be a male insurance age 35, in a standard rate classification, qualifying for the nonsmoker rate. Results would be lower if the insured were in a substandard rate classification or did not qualify for the non-smoker rate.

Premiums: A $900 premium is assumed to be paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

Policy loans and partial withdrawals: It is assumed that none have been made. (Since indebtedness is assumed to be zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

Effect of expenses and charges: The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund because expenses paid by the fund and charges made against the subaccounts have been deducted. These include:

o the daily investment management fee paid by the funds, assumed to be equivalent to an annual rate of 0.7% of the fund's average daily net assets;

o the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually; and

o a nonadvisory expense charge of 0.1% of each fund's average daily net assets for direct expenses incurred by the fund.


The nonadvisory expense charge for the IDS Life Series Fund is capped by IDS Life at 0.1%, even though actual expenses on the IDS Life Series Fund-Government Securities Portfolio ranged up to 0.15%, IDS Life Series Fund-Money Market Portfolio ranged up to 0.14% and IDS Life Series Fund-International Equity Portfolio ranged up to 0.27%. Although IDS Life reserves the right to discontinue capping these expenses, our present intent is to continue the cap indefinitely until actual expenses are less than the cap. Should IDS Life discontinue the cap prior to that time, the policy values and death benefits in the tables generally would be less. Other expenses for the year ended Dec. 31, 1997 were 0.05% for Putnam VT New Opportunities Fund. For AIM V.I. Growth and Income Fund other expenses were 0.06% for the year ended Dec. 31, 1997.


After deduction of the above expenses and charges, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.69%, 4.21% and 10.11%, respectively.

Taxes: Results shown in the tables reflect the fact that IDS Life does not currently charge the subaccounts for federal income tax. If such a charge is taken in the future, the funds will have to earn more than they do now in order to produce the death benefits and policy values illustrated.


Illustration                                                                        Policies purchased on or after November 20, 1997
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------- ------------------------------------------------------------ ---------------------------------

Initial specified amount $100,000                            Male - age 35                             Current costs assumed
Death benefit Option 1                                         nonsmoker                               annual premium $900

------------------------------------- ------------------------------------------------------------ ---------------------------------

             Premium          Death benefit (1)(2)                Policy value (1)(2)                  Cash surrender value (1)(2)
             accumulated      assuming hypothetical gross         assuming hypothetical gross          assuming hypothetical gross
End of       with annual      annual investment return of         annual investment return of          annual investment return of
policy       interest
year         at 5%            0%          6%         12%          0%          6%          12%          0%          6%         12%
------------ ------------ ----------- ----------- ----------- ----------- ------------ ----------- ----------- ----------- ---------
     1       $      945   $  100,000  $  100,000  $  100,000  $      608  $      657   $      694  $        0  $        0  $      46
     2            1,937      100,000     100,000     100,000       1,206       1,330        1,459         479         602        732
     3            2,979      100,000     100,000     100,000       1,783       2,026        2,290         998       1,241      1,505
     4            4,073      100,000     100,000     100,000       2,341       2,742        3,195       1,496       1,898      2,351
     5            5,222      100,000     100,000     100,000       2,878       3,478        4,182       1,977       2,577      3,281

     6            6,428      100,000     100,000     100,000       3,396       4,234        5,258       2,675       3,513      4,537
     7            7,694      100,000     100,000     100,000       3,895       5,012        6,434       3,354       4,471      5,893
     8            9,024      100,000     100,000     100,000       4,373       5,810        7,717       4,012       5,450      7,356
     9           10,420      100,000     100,000     100,000       4,829       6,630        9,119       4,649       6,450      8,938
    10           11,886      100,000     100,000     100,000       5,259       7,467       10,646       5,259       7,467     10,646

    11           13,425      100,000     100,000     100,000       5,664       8,321       12,314       5,664       8,321     12,314
    12           15,042      100,000     100,000     100,000       6,044       9,195       14,136       6,004       9,195     14,136
    13           16,739      100,000     100,000     100,000       6,396      10,087       16,128       6,396      10,087     16,128
    14           18,521      100,000     100,000     100,000       6,719      10,994       18,305       6,719      10,994     18,305
    15           20,392      100,000     100,000     100,000       7,013      11,919       20,689       7,013      11,919     20,684

    16           22,356      100,000     100,000     100,000       7,272      12,858       23,297       7,272      12,858     23,297
    17           24,419      100,000     100,000     100,000       7,496      13,809       25,153       7,496      13,809     25,153
    18           26,585      100,000     100,000     100,000       7,679      14,768       29,281       7,679      14,768     29,281
    19           28,859      100,000     100,000     100,000       7,816      15,731       32,707       7,816      15,731     32,707
    20           31,247      100,000     100,000     100,000       7,905      16,697       36,467       7,905      16,697     36,467

  age 60         45,102      100,000     100,000     100,000       7,422      21,390       61,691       7,422      21,390     61,691
  age 65         62,785      100,000     100,000     125,819       4,830      25,402      103,130       4,830      25,402    103,130

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration                                                 Policies purchased on or after May 1, 1993 and before November 20, 1997
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------- ------------------------------------------------------------ ---------------------------------

Initial specified amount $100,000                            Male - age 35                             Current costs assumed
Death benefit Option 1                                         nonsmoker                               annual premium $900

------------------------------------- ------------------------------------------------------------ ---------------------------------

             Premium          Death benefit (1)(2)                Policy value (1)(2)                  Cash surrender value (1)(2)
             accumulated      assuming hypothetical gross         assuming hypothetical gross          assuming hypothetical gross
End of       with annual      annual investment return of         annual investment return of          annual investment return of
policy       interest
year         at 5%            0%          6%         12%          0%          6%          12%          0%          6%         12%
------------ ------------ ----------- ----------- ----------- ----------- ------------ ----------- ----------- ----------- ---------
     1       $      945   $  100,000  $  100,000  $  100,000  $      605  $      648   $      691  $        0  $        0  $      43
     2            1,937      100,000     100,000     100,000       1,200       1,323        1,452         473         596        725
     3            2,979      100,000     100,000     100,000       1,775       2,017        2,280         989       1,231      1,494
     4            4,073      100,000     100,000     100,000       2,329       2,729        3,181       1,485       1,885      2,337
     5            5,222      100,000     100,000     100,000       2,864       3,461        4,163       1,963       2,560      3,262

     6            6,428      100,000     100,000     100,000       3,379       4,214        5,234       2,659       3,493      4,513
     7            7,694      100,000     100,000     100,000       3,876       4,988        6,404       3,335       4,447      5,864
     8            9,024      100,000     100,000     100,000       4,351       5,782        7,681       3,990       5,422      8,894
     9           10,420      100,000     100,000     100,000       4,802       6,595        9,074       4,622       6,415      9,591
    10           11,886      100,000     100,000     100,000       5,227       7,425       10,591       5,227       7,425     10,591

    11           13,425      100,000     100,000     100,000       5,627       8,272       12,247       5,627       8,272     12,247
    12           15,042      100,000     100,000     100,000       6,001       9,138       14,057       6,001       9,138     14,057
    13           16,739      100,000     100,000     100,000       6,349      10,021       16,036       6,349      10,021     16,036
    14           18,521      100,000     100,000     100,000       6,666      10,920       18,198       6,666      10,920     18,198
    15           20,392      100,000     100,000     100,000       6,953      11,834       21,563       6,953      11,834     20,563

    16           22,356      100,000     100,000     100,000       7,205      12,761       23,150       7,205      12,761     23,150
    17           24,419      100,000     100,000     100,000       7,421      13,699       25,983       7,421      13,699     25,983
    18           26,585      100,000     100,000     100,000       7,597      14,645       29,086       7,597      14,645     29,086
    19           28,859      100,000     100,000     100,000       7,726      15,594       33,485       7,726      15,594     32,485
    20           31,247      100,000     100,000     100,000       7,806      16,543       36,213       7,806      16,543     36,213

  age 60         45,102      100,000     100,000     100,000       7,274      21,139       61,221       7,274      21,139     61,221
  age 65         62,785      100,000     100,000     124,847       4,629      25,020      102,334       4,629      25,020    102,334

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------- ------------------------------------------------------------ ---------------------------------

Initial specified amount $100,000                            Male - age 35                             Guaranteed costs assumed
Death benefit Option 1                                         nonsmoker                               annual premium $900

------------------------------------- ------------------------------------------------------------ ---------------------------------

             Premium          Death benefit (1)(2)                Policy value (1)(2)                  Cash surrender value (1)(2)
             accumulated      assuming hypothetical gross         assuming hypothetical gross          assuming hypothetical gross
End of       with annual      annual investment return of         annual investment return of          annual investment return of
policy       interest
year         at 5%            0%          6%         12%          0%          6%          12%          0%          6%         12%
------------ ------------ ----------- ----------- ----------- ----------- ------------ ----------- ----------- ----------- ---------
     1       $      945   $  100,000  $  100,000  $  100,000  $      575  $      617   $      659  $        0  $        0  $      11
     2            1,937      100,000     100,000     100,000       1,141       1,261        1,386         414         533        658
     3            2,979      100,000     100,000     100,000       1,687       1,921        2,175         901       1,135      1,389
     4            4,073      100,000     100,000     100,000       2,213       2,598        3,033       1,369       1,754      2,189
     5            5,222      100,000     100,000     100,000       2,720       3,293        3,968       1,819       2,392      3,067

     6            6,428      100,000     100,000     100,000       3,196       3,996        4,976       2,475       3,275      4,255
     7            7,694      100,000     100,000     100,000       3,654       4,718        6,076       3,113       4,178      5,535
     8            9,024      100,000     100,000     100,000       4,082       5,450        7,267       3,722       5,089      6,906
     9           10,420      100,000     100,000     100,000       4,493       6,203        8,570       4,313       6,022      8,390
    10           11,886      100,000     100,000     100,000       4,876       6,966        9,986       4,876       6,966      9,986

    11           13,425      100,000     100,000     100,000       5,231       7,742       11,527       5,231       7,742     11,527
    12           15,042      100,000     100,000     100,000       5,559       8,531       13,208       5,559       8,531     13,208
    13           16,739      100,000     100,000     100,000       5,849       9,323       15,034       5,849       9,323     15,034
    14           18,521      100,000     100,000     100,000       6,114      10,129       17,030       6,114      10,129     17,030
    15           20,392      100,000     100,000     100,000       6,341      10,940       19,206       6,341      10,940     19,206

    16           22,356      100,000     100,000     100,000       6,521      11,745       21,573       6,521      11,745     21,573
    17           24,419      100,000     100,000     100,000       6,667      12,557       24,163       6,667      12,557     24,163
    18           26,585      100,000     100,000     100,000       6,766      13,364       26,993       6,766      13,364     26,993
    19           28,859      100,000     100,000     100,000       6,809      14,158       30,082       6,809      14,158     30,082
    20           31,247      100,000     100,000     100,000       6,786      14,929       33,454       6,786      14,929     33,454

  age 60         45,102      100,000     100,000     100,000       5,533      18,272       55,886       5,533      18,272     55,863
  age 65         62,785      100,000     100,000     113,155       1,437      19,813       92,750       1,437      19,813     92,750

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration                                                                                   Policies purchased before May 1, 1993
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------- ------------------------------------------------------------ ---------------------------------

Initial specified amount $100,000                            Male - age 35                             Current costs assumed
Death benefit Option 1                                         nonsmoker                               annual premium $900

------------------------------------- ------------------------------------------------------------ ---------------------------------

             Premium          Death benefit (1)(2)                Policy value (1)(2)                  Cash surrender value (1)(2)
             accumulated      assuming hypothetical gross         assuming hypothetical gross          assuming hypothetical gross
End of       with annual      annual investment return of         annual investment return of          annual investment return of
policy       interest
year         at 5%            0%          6%         12%          0%          6%          12%          0%          6%         12%
------------ ------------ ----------- ----------- ----------- ----------- ------------ ----------- ----------- ----------- ---------
     1       $      945   $  100,000  $  100,000  $  100,000  $      605  $      648   $      691  $        0  $        0  $      43
     2            1,937      100,000     100,000     100,000       1,200       1,323        1,452         473         596        725
     3            2,979      100,000     100,000     100,000       1,775       2,017        2,280         989       1,231      1,494
     4            4,073      100,000     100,000     100,000       2,329       2,729        3,181       1,485       1,885      2,337
     5            5,222      100,000     100,000     100,000       2,864       3,461        4,163       1,963       2,560      3,262

     6            6,428      100,000     100,000     100,000       3,368       4,202        5,222       2,647       3,481      4,501
     7            7,694      100,000     100,000     100,000       3,853       4,964        6,379       3,312       4,424      5,839
     8            9,024      100,000     100,000     100,000       4,309       5,737        7,633       3,948       5,377      7,273
     9           10,420      100,000     100,000     100,000       4,746       6,534        9,006       4,566       6,354      8,826
    10           11,886      100,000     100,000     100,000       5,155       7,343       10,500       5,155       7,343     10,500

    11           13,425      100,000     100,000     100,000       5,536       8,167       12,127       5,536       8,167     12,127
    12           15,042      100,000     100,000     100,000       5,890       9,006       13,902       5,890       9,006     13,902
    13           16,739      100,000     100,000     100,000       6,206       9,850       15,932       6,206       9,850     15,832
    14           18,521      100,000     100,000     100,000       6,495      10,712       17,945       6,495      10,712     17,945
    15           20,392      100,000     100,000     100,000       6,747      11,581       20,250       6,747      11,581     20,250

    16           22,356      100,000     100,000     100,000       6,964      12,458       22,769       6,964      12,458     22,769
    17           24,419      100,000     100,000     100,000       7,134      13,334       25,519       7,134      13,334     25,519
    18           26,585      100,000     100,000     100,000       7,258      14,210       28,526       7,258      14,210     28,526
    19           28,859      100,000     100,000     100,000       7,325      15,076       31,813       7,325      15,076     31,813
    20           31,247      100,000     100,000     100,000       7,327      15,923       35,405       7,327      15,923     35,405

  age 60         45,102      100,000     100,000     100,000       6,474      19,997       58,664       6,474      19,997     58,664
  age 65         62,785      100,000     100,000     110,666       3,077      22,796       90,710       3,077      22,796     90,710

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Flexible Premium Variable
Life Insurance Policy

Annual Financial Information
-------------------------------------------------------------------------------

Report of Independent Auditors

The Board of Directors
IDS Life Insurance Company

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life Variable Life Separate Account for Flexible Premium Variable Life Insurance (comprised of subaccounts U, V, W, X, Y, IL, FGI, FNO, and 2004V) as of December 31, 1997, and the related statements of operations and changes in net assets for each of the three years in the period then ended, except for the FGI and FNO subaccounts which are for the year ended December 31, 1997 and the period November 22, 1996 (commencement of operations) to December 31, 1996. We have also audited the accompanying statements of operations and changes in net assets for the former 1995V subaccount which are for the period January 1, 1995 to November 15, 1995 (date of maturity of the securities in the trust). These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 with the affiliated and unaffiliated mutual fund managers and the unit investment trust sponsor. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of IDS Life Variable Life Separate Account Flexible Premium Variable Life Subaccounts at December 31, 1997, and the individual and combined results of their operations and the changes in their net assets for the periods described above, in conformity with generally accepted accounting principles.




ERNST & YOUNG LLP
Minneapolis, Minnesota
March 13, 1998


IDS Life Variable Life Separate Account - Flexible Premium Variable Life Subaccounts
------------------------------------------------------------------------------------------------------------------------------------
Statements of Net Assets                                                                                             Dec. 31, 1997

                                                           Segregated Asset Subaccounts
-----------------------------------------------------------------------------------------------------------------------   Combined
                                                                                                                          Variable
Assets                   U          V         W           X           Y          IL        FGI         FNO       2004V     Account
====================================================================================================================================
Investments  in  shares  of mutual  fund  portfolios,
funds and in units of the
trust, at market value: IDS Life Series Fund
Equity Portfolio- 24,205,835 shares
at net asset value of $29.98 per share
(cost $535,186,815)$725,791,594 $      --  $     --    $     --  $      --   $      --   $     --    $    --   $    --  $725,791,594
IDS Life Series Fund
Income Portfolio-6,510,243
shares at net asset value
of $10.23 per share
(cost $65,016,065)         --  66,597,027        --          --         --          --         --         --        --    66,597,027
IDS Life Series Fund
Money Market Portfolio-
28,273,005 shares
at net asset value
of $1 per share
(cost $28,270,454)         --         -- 28,270,372          --         --          --         --         --        --    28,270,372
IDS Life Series Fund Managed
Portfolio-24,463,632
shares at net asset value
of $18.26 per share
(cost $377,162,481)        --         --         -- 446,643,691         --          --         --         --        --   446,643,691
IDS Life Series Fund
Government Securities Portfolio-
992,175 shares at
net asset value
of $10.18 per share
(cost $9,981,846)          --         --         --          -- 10,102,558          --         --         --        --    10,102,558
IDS Life Series Fund
International Equity Portfolio-
10,586,564 shares at
net asset value
of $15.54 per share
(cost $155,443,759)        --         --         --          --         -- 164,486,913         --         --        --   164,486,913
AIM V.I. Growth and Income Fund-
2,720,016 shares
at net asset value
of $18.87 per share
(cost $48,238,694)         --         --         --          --         --          -- 51,326,704         --        --    51,326,704
Putnam VT New Opportunites Fund-
2,339,051 shares
at net asset value
of $21.23 per share
(cost $44,528,718)         --         --         --          --         --          --         -- 49,658,061        --    49,658,061
Smith Barney, Inc.
Stripped ("Zero Coupon" )
U. S. Treasury Securities Fund,
Series A 2004
14,372,949 units at net
asset value of $0.68 per unit
(cost $6,499,980)          --         --         --          --         --          --         --         -- 9,763,183     9,763,183
------------------------------------------------------------------------------------------------------------------------------------
                  725,791,594 66,597,027 28,270,372 446,643,691 10,102,558 164,486,913 51,326,704 49,658,061 9,763,183 1,552,640,103
------------------------------------------------------------------------------------------------------------------------------------
Dividends receivable       --    397,125    133,603          --     51,560          --         --         --        --       582,288
Accounts receivable
from IDS Life
for contract
purchase payments      84,898     16,616    108,055     197,213         --     142,927         --         --        --       549,709
Receivable from mutual
fund portfolios, funds and the
trust for redemptions      --         --         --          --     15,580          --         --         --        --        15,580
====================================================================================================================================
Total assets      725,876,492 67,010,768 28,512,030 446,840,904 10,169,698 164,629,840 51,326,704 49,658,061 9,763,183 1,553,787,680
====================================================================================================================================
Liabilities
====================================================================================================================================
Payable to IDS Life for:
Mortality and expense
risk fee            1,075,612     53,732     22,895     662,092      8,344     241,881     38,551     37,775    15,844     2,156,726
Transaction charge         --         --         --          --         --          --         --         --     2,200         2,200
Contract terminations      --         --         --          --     15,580          --         --         --        --        15,580
Payable to mutual fund portfolios,
funds and the trust
for investments
purchased              84,898    360,009    218,763     197,213     43,576     142,927         --         --        --     1,047,386
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities   1,160,510    413,741    241,658     859,305     67,500     384,808     38,551     37,775    18,044     3,221,892
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
to Variable Life
contracts        $724,715,982$66,597,027$28,270,372$445,981,599$10,102,198$164,245,032$51,288,153$49,620,286$9,745,139$1,550,565,788
====================================================================================================================================
Accumulation
units
outstanding       181,225,095 30,615,038 17,863,880 125,875,176  4,935,518  93,664,100 41,101,142 41,573,554 3,567,591
====================================================================================================================================
Net asset value
per accumulation
unit             $      4.00 $      2.18$     1.58 $       3.54 $     2.05 $      1.75 $     1.25 $     1.19 $    2.73
====================================================================================================================================

See accompanying notes to financial statements.

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

IDS Life Variable Life Separate Account - Flexible Premium Variable Life Subaccounts
------------------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                                                  Year ended Dec. 31, 1997

                                                           Segregated Asset Subaccounts
------------------------------------------------------------------------------------------------------------------------  Combined
                                                                                                                          Variable
Investment income         U            V         W           X          Y         IL         FGI         FNO       2004V   Account
====================================================================================================================================
Dividend income from
mutual fund
portfolios
and funds          $ 23,181,667  $4,276,019 $1,234,742 $38,138,777  $636,103 $4,413,548  $  62,316  $      --  $     --  $71,943,172
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and
expense risk fee      5,566,619     541,604    223,384   3,575,194    86,117  1,238,582    190,159    206,714   109,628   11,738,001
Transaction charge           --          --         --          --        --         --         --         --    24,094       24,094
------------------------------------------------------------------------------------------------------------------------------------
Total expenses        5,566,619     541,604    223,384   3,575,194    86,117  1,238,582    190,159    206,714   133,722   11,762,095
------------------------------------------------------------------------------------------------------------------------------------
Investment income
(loss) - net         17,615,048   3,734,415  1,011,358  34,563,583   549,986  3,174,966   (127,843)  (206,714) (133,722)  60,181,077
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net
====================================================================================================================================
Realized gain (loss) on sales of
investments in mutual fund portfolios,
funds and in the trust:
Proceeds from sales   5,074,599   3,857,257  9,523,185   2,995,867 3,337,156    668,935         --         -- 2,237,691   27,694,690
Cost of
investments sold      4,025,924   3,771,946  9,523,329   2,544,758 3,359,081    630,427         --         -- 1,587,437   25,442,902
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
on investments        1,048,675      85,311       (144)    451,109   (21,925)    38,508         --         --   650,254    2,251,788
Net change in
unrealized appreciation or
depreciation
of investments       96,070,257     286,967        141  24,614,820   182,848  2,355,317  3,092,969  5,147,244   385,145  132,135,708
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss)
on investments       97,118,932     372,278         (3) 25,065,929   160,923  2,393,825  3,092,969  5,147,244 1,035,399  134,387,496
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations    $114,733,980  $4,106,693 $1,011,355 $59,629,512  $710,909 $5,568,791 $2,965,126 $4,940,530 $ 901,677 $194,568,573
====================================================================================================================================

See accompanying notes to financial statements.

IDS Life Variable Life Separate Account - Flexible Premium Variable Life Subaccounts
----------------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                                                  Year ended Dec. 31, 1996

                                                           Segregated Asset Subaccounts
----------------------------------------------------------------------------------------------------------------------    Combined
                                                                                                                          Variable
Investment income          U           V           W           X        Y          IL       FGI*      FNO*      2004V      Account
====================================================================================================================================
Dividend income from mutual fund
portfolios and funds  $66,883,373  $3,233,159  $611,169 $21,120,183$ 532,217  $6,174,491  $8,263  $     --   $      -- $ 98,562,855
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and
expense risk fee        3,754,636     437,113   114,838   2,565,481  103,203     553,611     576     1,042      92,437    7,622,937
Transaction charge             --          --        --          --       --          --      --        --      25,675       25,675
------------------------------------------------------------------------------------------------------------------------------------
Total expenses          3,754,636     437,113   114,838   2,565,481  103,203     553,611     576     1,042     118,112    7,648,612
------------------------------------------------------------------------------------------------------------------------------------
Investment income
(loss)-- net           63,128,737   2,796,046   496,331  18,554,702  429,014   5,620,880   7,687    (1,042)   (118,112)  90,914,243
====================================================================================================================================
Realized and unrealized gain (loss) on investments -- net
====================================================================================================================================
Realized gain (loss) on sales of  investments in mutual fund  portfolios,  funds and in the trust:
Proceeds from sales     2,580,239   3,501,950 6,220,752   1,852,1151,415,835          --      --        --   1,466,047   17,036,938
Cost of investments
sold                    1,907,065   3,439,003 6,220,842   1,633,9411,428,871          --      --        --   1,083,250   15,712,972
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
on investments            673,174      62,947       (90)    218,174  (13,036)         --      --        --     382,797    1,323,966
Net change in unrealized
appreciation or
depreciation
of investments          5,691,003  (1,319,174)      (94) 17,604,775 (403,974)  2,374,285  (4,959)  (17,901)   (460,529)  23,463,432
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss)
on investments          6,364,177  (1,256,227)     (184) 17,822,949 (417,010   2,374,285  (4,959)  (17,901)   (77,732)   24,787,398
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations       $69,492,914  $1,539,819  $496,147 $36,377,651 $ 12,004  $7,995,165  $2,728  $(18,943) $(195,844) $115,701,641
====================================================================================================================================

*For the period from Nov. 22, 1996 (commencement of operations) to Dec. 31,1996.

See accompanying notes to financial statements.

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

IDS Life Variable Life Separate Account - Flexible Premium Variable Life Subaccounts
------------------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                                                  Year ended Dec. 31, 1995

                                                        Segregated Asset Subaccounts
----------------------------------------------------------------------------------------------------------------------    Combined
                                                                                                                          Variable
Investment income            U           V             W          X            Y          IL        1995V*       2004V     Account
====================================================================================================================================
Dividend income from mutual fund
portfolios and funds  $  5,405,186  $2,256,517  $  369,544  $ 9,316,974 $   425,859 $   168,339  $      --   $     --  $ 17,942,419
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and
expense risk fee         2,240,441     298,775      64,375    1,761,361      62,389     112,228      9,970     79,928     4,629,467
Transaction charge              --          --          --           --          --          --      2,769     22,202        24,971
------------------------------------------------------------------------------------------------------------------------------------
Total expenses           2,240,441     298,775      64,375    1,761,361      62,389     112,228     12,739    102,130     4,654,438
====================================================================================================================================
Investment income
(loss)-- net             3,164,745   1,957,742     305,169    7,555,613     363,470      56,111    (12,739)  (102,130)   13,287,981
====================================================================================================================================
Realized and unrealized gain (loss) on investments -- net
====================================================================================================================================
Realized gain (loss) on sales of  investments in mutual fund  portfolios,  funds and in the trusts:
Proceeds from sales      2,030,794   1,262,058   4,382,642    2,054,955   1,009,224      19,482  1,601,638    708,122    13,068,915
Cost of
investments sold         1,586,450   1,260,160   4,382,780    1,946,416   1,005,908      17,414  1,273,827    536,790    12,009,745
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
on investments             444,344       1,898        (138)     108,539       3,316       2,068    327,811    171,332     1,059,170
Net change in unrealized
appreciation or
depreciation
of investments          72,066,408   4,051,945          60   26,093,487     713,207   4,338,153   (261,814) 2,166,757   109,168,203
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss)
on investments          72,510,752   4,053,843         (78)  26,202,026     716,523   4,340,221     65,997  2,338,089   110,227,373
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations        $75,675,497  $6,011,585  $  305,091  $33,757,639  $1,079,993  $4,396,332 $   53,258 $2,235,959  $123,515,354
====================================================================================================================================
*For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.

See accompanying notes to financial statements.

IDS Life Variable Life Separate Account - Flexible Premium Variable Life Subaccounts
------------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                                      Year ended Dec. 31, 1997

                                                      Segregated Asset Subaccounts
---------------------------------------------------------------------------------------------------------------------    Combined
                                                                                                                         Variable
Operations           U          V           W           X           Y         IL        FGI         FNO      2004V        Account
====================================================================================================================================
Investment income
(loss)-- net  $ 17,615,048 $3,734,415 $1,011,358 $34,563,583  $ 549,986  $ 3,174,966 $ (127,843) $ (206,714)$(133,722) $ 60,181,077
Net realized
gain (loss)
on investments   1,048,675     85,311       (144)    451,109    (21,925)      38,508         --          --   650,254     2,251,788
Net change in unrealized
appreciation or
depreciation of
investments     96,070,257    286,967        141  24,614,820    182,848    2,355,317  3,092,969   5,147,244   385,145   132,135,708
====================================================================================================================================
Net increase (decrease) in net assets
resulting from
operations     114,733,980  4,106,693  1,011,355  59,629,512    710,909    5,568,791  2,965,126   4,940,530   901,677   194,568,573
====================================================================================================================================
Contract Transactions
====================================================================================================================================
Contract purchase
payments       123,570,339 15,053,091 17,423,616  72,845,044  2,402,678   42,899,371 13,841,301  13,991,080 1,264,809   303,291,329
Net transfers*  33,103,308   (239,083)(4,227,737) 21,193,067   (810,517)  27,901,000 34,880,409  30,282,735(1,577,359)  140,505,823
Transfers for
policy loans    (8,713,893)  (546,324)  (290,773) (5,307,297)  (111,242)  (1,682,789)  (200,323)   (223,063)  (94,962)  (17,170,666)
Policy charges (29,122,591)(4,215,454)(2,208,148)(20,456,659)  (809,036)  (6,477,870)(1,233,735) (1,274,804) (611,744)  (66,410,041)
Contract terminations:
Surrender
benefits       (18,607,496)(1,766,331)  (792,989)(11,491,981)  (418,878)  (2,719,919)  (246,589)   (436,800) (371,697)  (36,852,680)
Death benefits  (1,276,530)  (247,537)   (55,408) (1,781,799)   (63,523)    (279,136)    (8,789)     (9,988)   (7,346)   (3,730,056)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease)
from contract
transactions    98,953,137  8,038,362  9,848,561  55,000,375    189,482   59,640,657 47,032,274  42,329,160(1,398,299)  319,633,709
------------------------------------------------------------------------------------------------------------------------------------
Net assets at
beginning
of year        511,028,865 54,451,972 17,410,456 331,351,712  9,201,807   99,035,584  1,290,753   2,350,59610,241,761 1,036,363,506
====================================================================================================================================
Net assets
at end of year$724,715,982$66,597,027$28,270,372$445,981,599$10,102,198 $164,245,032$51,288,153 $49,620,286$9,745,139$1,550,565,788
====================================================================================================================================
Accumulation Unit Activity
====================================================================================================================================
Units outstanding
at beginning
of year        153,373,376 26,774,670 11,458,041 109,309,116  4,856,455   59,452,809  1,288,668   2,406,142 4,120,643
Contract purchase
payments        34,678,477  7,178,911 11,237,391  22,016,619  1,231,725   24,446,022 11,617,761  12,833,138   497,391
Net transfers*   9,264,513   (114,293)(2,674,428)  6,349,838   (435,528)  16,110,287 29,596,543  28,094,106  (624,993)
Transfers for
policy loans    (2,427,763)  (259,393)  (188,211) (1,607,411)   (56,371)    (959,477)  (167,885)   (203,109)  (37,033)
Policy charges  (8,157,111)(2,008,118)(1,421,377) (6,182,237)  (415,413)  (3,690,168)(1,026,899) (1,156,378) (239,813)
Contract terminations:
Surrender
benefits        (5,158,329)  (837,375)  (511,680) (3,467,220)  (212,344)  (1,538,186)  (199,141)   (390,852) (145,736)
Death benefits    (348,068)  (119,364)   (35,856)   (543,529)   (33,006)    (157,187)    (7,905)     (9,493)   (2,868)
====================================================================================================================================
Units outstanding
at end of year 181,225,095 30,615,038 17,863,880 125,875,176  4,935,518   93,664,100 41,101,142  41,573,554 3,567,591
====================================================================================================================================
*Includes  transfer activity from (to) other subaccounts and transfers from (to)
IDS Life's fixed account.

See accompanying notes to financial statements.

IDS Life Variable Life Separate Account - Flexible Premium Variable Life Subaccounts
------------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                                       Year ended Dec. 31, 1996

                                                           Segregated Asset Subaccounts
----------------------------------------------------------------------------------------------------------------------    Combined
                                                                                                                          Variable
Operations            U          V           W           X           Y         IL       FGI**       FNO**     2004V        Account
====================================================================================================================================
Investment income
(loss)-- net   $ 63,128,737 $2,796,046  $  496,331 $ 18,554,702  $429,014 $5,620,880   $  7,687 $  (1,042) $ (118,112) $ 90,914,243
Net realized gain (loss)
on investments      673,174     62,947         (90)     218,174   (13,036)         --        --         --    382,797     1,323,966
Net change in unrealized
appreciation
or depreciation
of investments    5,691,003 (1,319,174)        (94)  17,604,775  (403,974)  2,374,285    (4,959)  (17,901)   (460,529)   23,463,432
====================================================================================================================================
Net increase (decrease) in net assets
resulting from
operations       69,492,914  1,539,819     496,147   36,377,651    12,004   7,995,165     2,728   (18,943)  (195,844)   115,701,641
====================================================================================================================================
Contract Transactions
====================================================================================================================================
Contract purchase
payments        105,961,565 13,310,365   9,046,621   66,518,941 2,145,072  28,312,012   143,703    362,548  1,608,506   227,409,333
Net transfers*   66,015,408  3,722,805  (1,205,578)  22,431,178   692,739  43,320,118 1,148,866  2,017,177   (554,960)  137,587,753
Transfers for
policy loans     (6,244,169)  (355,098)     27,139  (3,900,647)   (80,185)  (665,251)      (596)   (2,348)   (127,372)  (11,348,527)
Policy charges  (23,329,445)(3,771,136) (1,130,174)(17,570,432)  (802,276)(3,387,753)    (3,948)   (7,838)   (654,323)  (50,657,325)
Contract terminations:
Surrender
benefits        (14,981,757)(1,611,110)   (450,677)(10,189,903)  (266,418)(1,284,169)        --         --   (375,186)  (29,159,220)
Death benefits     (952,889)  (205,738)    (28,391)   (652,571)   (45,597)   (77,361)        --         --     (9,015)   (1,971,562)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract
transactions    126,468,713 11,090,088   6,258,940   56,636,566 1,643,335  66,217,596 1,288,025  2,369,539   (112,350)  271,860,452
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning
of year         315,067,238 41,822,065  10,655,369  238,337,495 7,546,468  24,822,823        --         -- 10,549,955   648,801,413
====================================================================================================================================
Net assets
at end of year $511,028,865$54,451,972 $17,410,456 $331,351,712$9,201,807 $99,035,584$1,290,753 $2,350,596$10,241,761$1,036,363,506
====================================================================================================================================
Accumulation Unit Activity
====================================================================================================================================
Units outstanding
at beginning
of year         112,397,698 21,093,984   7,292,031   89,225,571 3,992,247  18,302,995        --         --  4,174,429
Contract purchase
payments         34,307,830  6,801,860   6,064,251   23,599,318 1,157,301  17,547,447   143,378    369,756    665,328
Net transfers*   21,380,545  1,912,837    (839,017)   7,943,928   352,919  26,953,612 1,149,856  2,046,787   (232,388)
Transfers for
policy loans     (2,016,634)  (182,651)     18,550  (1,382,862)   (43,801)  (412,513)      (611)   (2,377)    (53,487)
Policy charges   (7,542,639)(1,925,848)   (757,352) (6,225,537)  (432,937)(2,093,202)    (3,955)   (8,024)   (271,285)
Contract terminations:
Surrender
benefits         (4,851,362)  (820,422)   (301,100) (3,621,740)  (144,876)  (797,805)        --         --   (158,093)
Death benefits     (302,062)  (105,090)    (19,322)   (229,562)   (24,398)   (47,725)        --         --     (3,860)
====================================================================================================================================
Units outstanding
at end of year  153,373,376 26,774,670  11,458,041  109,309,116 4,856,455  59,452,809 1,288,668  2,406,142  4,120,643
====================================================================================================================================
 *Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.
**For the period from Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996.

See accompanying notes to financial statements.

IDS Life Variable Life Separate Account - Flexible Premium Variable Life Subaccounts
------------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                                       Year ended Dec. 31, 1995

                                                           Segregated Asset Subaccounts
----------------------------------------------------------------------------------------------------------------------    Combined
                                                                                                                          Variable
Operations               U             V            W             X            Y          IL        1995V**     2004V      Account
====================================================================================================================================
Investment income
(loss)-- net        $ 3,164,745  $ 1,957,742 $    305,169 $   7,555,613  $  363,470 $    56,111 $  (12,739)$  (102,130)$ 13,287,981
Net realized gain (loss)
on investments          444,344        1,898         (138)      108,539       3,316       2,068    327,811     171,332    1,059,170
Net change in unrealized
appreciation
or depreciation
of investments       72,066,408    4,051,945           60    26,093,487     713,207   4,338,153   (261,814)  2,166,757  109,168,203
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from
operations           75,675,497    6,011,585      305,091    33,757,639   1,079,993   4,396,332     53,258   2,235,959  123,515,354
====================================================================================================================================
Contract Transactions
====================================================================================================================================
Contract purchase
payments             65,899,530    8,927,561    3,827,646    53,655,655   1,708,490   8,359,743    191,318   1,515,226  144,085,169
Net transfers*       26,661,981    4,547,910    1,986,781    15,550,065    (413,095) 10,873,809 (1,291,105)    547,117   58,463,463
Transfers for
policy loans         (3,999,311)    (424,646)    (139,379)   (2,605,848)    (62,672)   (159,345)   (11,015)    (97,669)  (7,499,885)
Policy charges      (17,285,517)  (2,859,472)    (698,384)  (15,283,083)   (785,784)   (958,424)   (88,794)   (649,512) (38,608,970)
Contract terminations:
Surrender benefits   (8,829,772)  (1,144,868)    (425,657)   (7,032,033)   (328,204)   (231,490)  (131,172)   (458,821) (18,582,017)
Death benefits         (245,450)     (68,976)      (8,227)     (300,012)    (35,240)     (2,966)        --     (1,823)     (662,694)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract
transactions         62,201,461    8,977,509    4,542,780    43,984,744      83,495  17,881,327 (1,330,768)   854,518   137,195,066
Net assets at
beginning of year   177,190,280   26,832,971    5,807,498   160,595,112   6,382,980   2,545,164  1,277,510  7,459,478   388,090,993
====================================================================================================================================
Net assets
at end of year     $315,067,238  $41,822,065  $10,655,369  $238,337,495  $7,546,468 $24,822,823 $      -- $10,549,955  $648,801,413
====================================================================================================================================
Accumulation Unit Activity
====================================================================================================================================
Units outstanding at
beginning of year    86,671,509   16,248,127    4,147,565    70,902,569   3,949,666   2,581,651   739,226   3,814,100
Contract purchase
payments             27,401,979    4,900,338    2,667,651    22,373,025     977,297   7,327,340   106,296     670,507
Net transfers*       10,887,309    2,417,994    1,361,557     6,465,711    (244,047)  9,554,177  (715,215)    222,567
Transfers for
policy loans         (1,647,099)    (231,730)     (95,887)   (1,089,571)    (35,608)   (137,740)   (6,197)    (43,278)
Policy charges       (7,207,668)  (1,574,630)    (487,738)   (6,377,740)   (448,607)   (829,452)  (50,076)   (289,701)
Contract terminations:
Surrender benefits   (3,608,606)    (628,575)    (295,330)   (2,922,433)   (186,158)   (190,349)  (74,034)   (198,941)
Death benefits          (99,726)     (37,540)      (5,787)     (125,990)    (20,296)     (2,632)       --        (825)
====================================================================================================================================
Units outstanding
at end of year      112,397,698   21,093,984    7,292,031    89,225,571   3,992,247  18,302,995        --   4,174,429
====================================================================================================================================
*  Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.
** For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.
   See accompanying notes to financial statements.

Flexible Premium Variable
Life Subaccounts


Notes to Financial Statements
--------------------------------------------------------------------------------
1. Organization

IDS Life Variable Life Separate Account (the Variable Account) was established on Oct. 16, 1985 as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered as a single unit investment trust under the Investment Company Act of 1940. Operations of the Variable Account commenced on Jan. 20, 1986.

The Variable Account is comprised of various subaccounts. The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life. Flexible Premium Variable Life policy owners allocate their premium payment to one or more of the nine subaccounts which are used in connection with those policies. Such funds are then invested in shares of six portfolios of IDS Life Series Fund, Inc. (the Mutual Fund); or in shares of the AIM V.I. Growth and Income Fund; or in shares of the Putnam VT New Opportunities Fund or in units of one Trust of Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A (individually, a Trust or collectively, the Trusts).

The Mutual Fund, which commenced operations Jan. 20, 1986, was incorporated on May 8, 1985 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. AIM Variable Insurance Funds, Inc., a Maryland Corporation, which was incorporated on Jan. 22, 1993, and Putnam Variable Trust, a Masschusetts business trust which was organized on Sept. 24, 1987, are diversified, open-end management investment companies. AIM V.I. Growth and Income Fund and Putnam VT New Opportunities Fund both commenced operations on May 2, 1994. Premiums are allocated to the subaccounts which are used in connection with Flexible Premium Variable Life policies: Subaccount U invests in the shares of the Equity Portfolio; Subaccount V invests in the shares of the Income Portfolio; Subaccount W invests in the shares of the Money Market Portfolio; Subaccount X invests in the shares of the Managed Portfolio; Subaccount Y invests in the shares of the Government Securities Portfolio; Subaccount IL invests in shares of the International Equity Portfolio (all Portfolios of the Mutual Fund); Subaccount FGI invests in shares of the AIM V.I. Growth and Income Fund; Subaccount FNO invests in shares of the Putnam V.T. New Opportunities Fund. The Trusts, which commenced operations Aug. 4, 1986, are registered under the Investment Company Act of 1940 as a unit investment trust. Funds allocated to Subaccount 2004V invest in units of the 2004 Trust and Subaccount 1995V funds were invested in units of the 1995 Trust. The 1995 Trust matured on Nov. 15, 1995 and is no longer available for investment.

IDS Life acts as the investment manager and American Express Financial Corporation acts as the investment advisor of the Mutual Fund. A I M Management Group Inc. acts as the investment manager for AIM V.I. Growth and Income Fund. Putnam Investments acts as the investment manager for Putnam VT New Opportunities Fund. Smith Barney Inc. serves as sponsor for the Trusts. IDS Life serves as distributor of the Flexible Premium Variable Life Insurance policy.

--------------------------------------------------------------------------------
2. Summary of Significant Accounting Policies

Investments in Mutual Funds

Investments in shares of the portfolios of the mutual fund or in shares of the funds are stated at market value which is the net asset value per share as determined by the respective portfolio or fund. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the portfolios and the funds are reinvested in additional shares of the portfolios and funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation
of investments in the accompanying financial statements represents the subaccounts' share of the portfolios' or funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Investments in the Trusts
Investments in units of the Trusts are stated at market value which is the net asset value per unit as determined by the respective Trust. Investment transactions are accounted for on the date the units are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method.

Unrealized  appreciation  or  depreciation  of investments  in the  accompanying financial statements represents the subaccounts' share of the Trusts' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilites at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal Income Taxes
IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

--------------------------------------------------------------------------------
3. Mortality and Expense Risk Fee and Policy Charges

IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life is computed daily and is equal, on an annual basis, to 0.9 percent of the daily net asset value of the Variable Account. A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

IDS Life deducts a policy fee of $5 per month. This charge reimburses IDS Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. IDS Life does not anticipate that it will make any profit on this charge. IDS Life reserves the right to change this charge in the future, but guarantees that it will never exceed $7.50 per month.

--------------------------------------------------------------------------------
4. Death Benefit Guarantee Charge and Optional Insurance Benefit Charge

For each policy month the death benefit guarantee is in effect, IDS Life deducts a charge of $.01 per $1,000 of the amount used to determine the death benefit (specified amount) and $.01 per $1,000 coverage under the other insured rider to compensate it for the risk assumed in providing the death benefit guarantee.

Each month IDS Life deducts charges for any optional insurance benefits added to the policy by rider.

--------------------------------------------------------------------------------
5. Premium Expense Charge

IDS Life deducts charges for two separate items from each premium payment. The total of these charges is called the premium expense charge. Details regarding these two charges follows.

A sales charge of 2.5 percent of each premium payment will be deducted to compensate IDS Life for expenses relating to the distribution of the policy, including agents' commissions, advertising, and the printing of the prospectuses and sales literature.

The policy provides that a charge of 2.5 percent of each premium payment will be deducted to cover the premium taxes assessed by the various states. Premium taxes vary from state to state. This charge is the average rate which IDS Life expects to pay on premiums from all states.

--------------------------------------------------------------------------------
6.Transaction Charge

IDS Life makes a daily charge against the assets of the subaccount investing in the Trust. This charge is intended to reimburse IDS Life for the transaction charge paid directly by IDS Life to Smith Barney Inc. on the sale of the Trust units to the Variable Account. IDS Life pays these amounts from its general account assets. The amount of the asset charge is equivalent to an effective annual rate of 0.25 percent of the account value invested in the Trust. This amount may be increased in the future but in no event will it exceed an effective annual rate of 0.5 percent of the account value. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for IDS Life.

--------------------------------------------------------------------------------
7. Surrender Charge

There are surrender charges for full surrender in the first 10 years of the policy and for 10 years following an increase in specified amount. They are generally level for 5 years and decreasing the next 5 years. The surrender charge is based on the specified amount, the Insured's issue age, sex and smoker class and the total gross premium paid. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $14,502,145 in 1997, $11,956,753 in 1996 and $10,125,762 in 1995. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from contract surrender benefits paid by IDS Life.

--------------------------------------------------------------------------------
8. Investment Transactions

The subaccounts' purchases of Portfolio or Fund shares or trust units, including reinvestment of dividend distributions, were as follows:

                                                                                Year Ended Dec. 31,

Subaccount   Investment                                                  1997          1996         1995

      U      IDS Life Series Fund Equity Portfolio                  $121,966,988  $192,481,448 $ 67,589,599
      V      IDS Life Series Fund Income Portfolio                    15,630,034    17,388,084   12,197,309
      W      IDS Life Series Fund Money Market Portfolio              20,383,104    12,976,023    9,230,592
      X      IDS Life Series Fund Managed Portfolio                   92,732,258    77,193,596   53,726,907
      Y      IDS Life Series Fund Government Securities Portfolio      4,076,984     3,488,184    1,456,189
     IL      IDS Life Series Fund International Equity Portfolio      63,357,169    72,175,223    7,987,335
     FGI     AIM V.I. Growth and Income                               46,942,418     1,296,276*         --
     FNO     Putnam VT New Opportunities                              42,159,212     2,369,506*         --
    1995V    1995 Trust                                                      --            --       256,926**
    2004V    2004 Trust                                                  713,379     1,236,344    1,463,001
===========================================================================================================================
Combined Variable Account                                           $407,961,546  $380,604,684 $163,907,858
===========================================================================================================================
  *Commenced operations on Nov. 22, 1996.
 **For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.

--------------------------------------------------------------------------------
9. Year 2000 Issue (Unaudited)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Variable Account. The Variable Account has no computer systems of its own but is dependent upon the systems maintained by AEFC and certain other third parties.

A comprehensive review of AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's goal is to complete internal remediation and testing of each system by the end of 1998 and to continue compliance efforts through 1999.

The Year 2000 readiness of unaffiliated investment managers and other third parties whose system failures could have an impact on the Variable Account's operations is currently being evaluated. The potential materiality of any such impact is not known at this time.

Flexible Premium Variable
Life Subaccounts

Condensed Financial Information (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------

The following tables give per-unit information about the financial history of each variable subaccount.

                                                                                      Year Ended Dec. 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                       1997     1996     1995    1994    1993    1992   1991    1990   1989   1988
===================================================================================================================================
Subaccount U IDS Life Series Fund (Equity)
Accumulation unit value at beginning of period        $3.33    $2.80    $2.04   $2.01   $1.79   $1.71  $1.04   $1.10  $0.90  $0.83
Accumulation unit value at end of period              $4.00    $3.33    $2.80   $2.04   $2.01   $1.79  $1.71   $1.04  $1.10  $0.90
Number of accumulation units outstanding
at end of period (000 omitted)                      181,225  153,373  112,398  86,672  54,422  35,765 20,713  13,993  9,013  5,110
-----------------------------------------------------------------------------------------------------------------------------------
Subaccount V IDS Life Series Fund (Income)
Accumulation unit value at beginning of period        $2.03    $1.98    $1.65   $1.74   $1.53   $1.41  $1.23   $1.17  $1.06  $0.99
Accumulation unit value at end of period              $2.18    $2.03    $1.98   $1.65   $1.74   $1.53  $1.41   $1.23  $1.17  $1.06
Number of accumulation units outstanding
at end of period (000 omitted)                       30,615   26,775   21,094  16,248  13,255   8,848  6,088   4,646  3,207  1,423
-----------------------------------------------------------------------------------------------------------------------------------
Subaccount W IDS Life Series Fund (Money Market)
Accumulation unit value at beginning of period        $1.52    $1.46    $1.40   $1.36   $1.34   $1.31  $1.25   $1.17  $1.08  $1.03
Accumulation unit value at end of period              $1.58    $1.52    $1.46   $1.40   $1.36   $1.34  $1.31   $1.25  $1.17  $1.08
Number of accumulation units outstanding
at end of period (000 omitted)                       17,864   11,458    7,292   4,148   2,911   2,981  2,876   2,221  1,497    562
-----------------------------------------------------------------------------------------------------------------------------------
Subaccount X IDS Life Series Fund (Managed)
Accumulation unit value at beginning of period        $3.03    $2.67    $2.27   $2.27   $1.91   $1.75  $1.34   $1.25  $0.97  $0.90
Accumulation unit value at end of period.             $3.54    $3.03    $2.67   $2.27   $2.27   $1.91  $1.75   $1.34  $1.25  $0.97
Number of accumulation units outstanding
at end of period (000 omitted)                      125,875  109,309   89,226  70,903  45,870  30,475 21,753  15,649 10,496  8,247
-----------------------------------------------------------------------------------------------------------------------------------
Subaccount Y IDS Life Series Fund (Government Securities)
Accumulation unit value at beginning of period        $1.89    $1.89    $1.62   $1.71   $1.54   $1.46  $1.26   $1.20  $1.05  $1.00
Accumulation unit value at end of period              $2.05    $1.89    $1.89   $1.62   $1.71   $1.54  $1.46   $1.26  $1.20  $1.05
Number of accumulation units outstanding
at end of period (000 omitted)                        4,936    4,856    3,992   3,949   3,444   2,556  1,504   1,096    491    271
-----------------------------------------------------------------------------------------------------------------------------------
Subaccount IL1 IDS Life Series Fund (International Equity)
Accumulation unit value at beginning of period        $1.67    $1.36    $0.99   $1.00      --      --     --      --     --     --
Accumulation unit value at end of period              $1.75    $1.67    $1.36   $0.99      --      --     --      --     --     --
Number of accumulation units outstanding
at end of period (000 omitted)                       93,664   59,453   18,303   2,582      --      --     --      --     --     --
------------------------------------------------------------------------------------------------------------------------------------
Subaccount FGI2 (AIM V.I. Growth and Income)
Accumulation unit value at beginning of period        $1.00    $1.00       --      --      --      --     --      --     --     --
Accumulation unit value at end of period              $1.25    $1.00       --      --      --      --     --      --     --     --
Number of accumulation units outstanding
at end of period (000 omitted)                       41,101    1,289       --      --      --      --     --      --     --     --
------------------------------------------------------------------------------------------------------------------------------------
Subaccount FNO2 (Putnam VT New Opportunities)
Accumulation unit value at beginning of period        $0.98    $1.00       --      --      --      --     --      --     --     --
Accumulation unit value at end of period              $1.19    $0.98       --      --      --      --     --      --     --     --
Number of accumulation units outstanding
at end of period (000 omitted)                       41,574    2,406       --      --      --      --     --      --     --     --
------------------------------------------------------------------------------------------------------------------------------------
Subaccount 1995V3
Accumulation unit value at beginning of period           --       --    $1.73   $1.72   $1.62   $1.53  $1.33   $1.22  $1.07  $1.00
Accumulation unit value at end of period                 --       --       --   $1.73   $1.72   $1.62  $1.53   $1.33  $1.22  $1.07
Number of accumulation units outstanding
at end of period (000 omitted)                           --       --       --     739     656     598    538     520    510    251
------------------------------------------------------------------------------------------------------------------------------------
Subaccount 2004V
Accumulation unit value at beginning of period        $2.48    $2.53    $1.96   $2.18   $1.81   $1.67  $1.40   $1.37  $1.12  $0.99
Accumulation unit value at end of period              $2.73    $2.48    $2.53   $1.96   $2.18   $1.81  $1.67   $1.40  $1.37  $1.12
Number of accumulation units outstanding
at end of period (000 omitted)                        3,568    4,121    4,174   3,814   3,410   2,842  2,360   2,020  1,588    735
------------------------------------------------------------------------------------------------------------------------------------
1 Operations commenced on Oct. 28, 1994.
2 Operations commenced on Nov. 22, 1996.
3 Securities in the 1995 Trust matured on Nov. 15, 1995.

Report of Independent Auditors
The Board of Directors
IDS Life Insurance Company



We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 1997 and 1996 and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 1997 and 1996, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.




Ernst & Young LLP
Minneapolis, Minnesota
February 5, 1998

IDS Life Financial Information


                          IDS LIFE INSURANCE COMPANY
                         CONSOLIDATED BALANCE SHEETS


                                                    Dec. 31,     Dec. 31,
ASSETS                                                1997         1996
                                                         (thousands)
Investments:
Fixed maturities:
Held to maturity, at amortized cost (Fair value:
1997, $9,743,410; 1996, $10,521,650)              $9,315,450       $10,236,379
Available for sale, at fair value (Amortized cost:
1997, $12,515,030; 199, $11,008,622)              12,876,694        11,146,845
Mortgage loans on real estate                      3,618,647         3,493,364
Policy loans                                         498,874           459,902
Other investments                                    318,591           251,465
Total investments                                 26,628,256        25,587,955
Cash and cash equivalents                             19,686           224,603
Amounts recoverable from reinsurers                  205,716           157,722
Amounts due from brokers                               8,400            11,047
Other accounts receivable                             37,895            44,089
Accrued investment income                            357,390           343,313
Deferred policy acquisition costs                  2,479,577         2,330,805
Deferred income taxes, net                                --            33,923
Other assets                                          22,700            37,364
Separate account assets                           23,214,504        18,535,160
Total assets                                     $52,974,124       $47,305,981
                                                   =========         =========

                          IDS LIFE INSURANCE COMPANY
                   CONSOLIDATED BALANCE SHEETS (continued)


                                                   Dec. 31,        Dec. 31
LIABILITIES AND STOCKHOLDER'S EQUITY                1997             1996
                                                          (thousands)


Liabilities:
Future policy benefits:
Fixed annuities                                  $22,009,747      $21,838,008
Universal life-type insurance                      3,280,489        3,177,149
Traditional life insurance                           213,676          209,685
Disability income and long-term care insurance       533,124          424,200
Policy claims and other policyholders' funds          68,345           83,634
Deferred income taxes, net                            61,582               --
Amounts due to brokers                               381,458          261,987
Other liabilities                                    345,383          332,078
Separate account liabilities                      23,214,504       18,535,160
Total liabilities                                 50,108,308       44,861,901
Stockholder's equity:
Capital stock, $30 par value per share;
100,000 shares authorized, issued and outstanding      3,000            3,000
Additional paid-in capital                           290,847          283,615
Net unrealized gain on investments                   226,359           86,102
Retained earnings                                  2,345,610        2,071,363
Total stockholder's equity                         2,865,816        2,444,080
Total liabilities and stockholder's equity       $52,974,124      $47,305,981
                                                   =========        =========
See accompanying notes.

                             IDS LIFE INSURANCE COMPANY
                         CONSOLIDATED STATEMENTS OF INCOME


                                                           Years ended Dec. 31,
                                                      1997        1996       1995
                                                               (thousands)
Revenues:
Premiums:
Traditional life insurance                        $  52,473    $  51,403      $ 50,193
Disability income and long-term care insurance      154,021      131,518       111,337

Total premiums                                      206,494      182,921       161,530

Policyholder and contractholder charges             341,726      302,999       256,454
Management and other fees                           340,892      271,342       215,581
Net investment income                             1,988,389    1,965,362     1,907,309
Net realized gain (loss) on investments                 860         (159)       (4,898)

Total revenues                                    2,878,361    2,722,465     2,535,976

Benefits and expenses:
Death and other benefits:
Traditional life insurance                           28,951       26,919        29,528
Universal life-type insurance
and investment contracts                             92,814       85,017        71,691
Disability income and
long-term care insurance                             22,333       19,185        16,259
Increase (decrease) in liabilities for
future policy benefits:
Traditional life insurance                            3,946        1,859        (1,315)
Disability income and
long-term care insurance                             63,631       57,230        51,279

Interest credited on universal life-type
insurance and investment contracts                1,386,448    1,370,468     1,315,989
Amortization of deferred policy acquisition costs   322,731      278,605       280,121
Other insurance and operating expenses              276,596      261,468       211,642

Total benefits and expenses                       2,197,450    2,100,751     1,975,194

Income before income taxes                          680,911      621,714       560,782

Income taxes                                        206,664      207,138       195,842

Net income                                       $  474,247   $  414,576    $  364,940
                                                   ========     ========       =======

See accompanying notes.

                             IDS LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                          Three years ended Dec. 31, 1997
                                    (thousands)


                                            Additional  Net Unrealized
                                 Capital     Paid-In     Gain (Loss) on   Retained
                                  Stock      Capital    on Investments    Earnings     Total

Balance, Dec. 31, 1994            3,000       222,000      (275,708)     1,639,399   1,588,691
Net income                           --            --            --        364,940     364,940
Change in net unrealized
gain (loss) on investments           --            --       505,837             --     505,837
Capital contribution from parent     --        56,814            --             --      56,814
Loss on reinsurance transaction
with affiliate                       --            --            --         (4,574)     (4,574)
Cash dividends                       --            --            --       (180,000)   (180,000)

Balance, Dec. 31, 1995            3,000       278,814       230,129      1,819,765   2,331,708
Net income                           --            --            --        414,576     414,576
Change in net unrealized
gain (loss) on investments           --            --      (144,027)            --    (144,027)
Capital contribution from parent     --         4,801            --             --       4,801
Other changes                        --            --            --          2,022       2,022
Cash dividends                       --            --            --       (165,000)   (165,000)

Balance, Dec. 31, 1996           $3,000      $283,615      $ 86,102     $2,071,363  $2,444,080
Net income                           --            --            --        474,247     474,247
Change in net unrealized
gain (loss) on investments           --            --       140,257             --     140,257
Capital contribution from parent     --         7,232            --             --       7,232
Cash dividends                       --            --            --       (200,000)   (200,000)

Balance, Dec. 31, 1997           $3,000      $290,847      $226,359     $2,345,610  $2,865,816
                                  =====       =======       =======      =========    ========

See accompanying notes.

                             IDS LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                       Years ended Dec. 31,
                                                  1997         1996          1995
                                                             (thousands)
Cash flows from operating activities:
Net income                                     $ 474,247    $ 414,576     $ 364,940
Adjustments to reconcile net income to
net cash provided by (used in) operating activities:
Policy loan issuance, excluding universal
life-type insurance                              (54,665)     (49,314)      (46,011)
Policy loan repayment, excluding universal
life-type insurance                               46,015       41,179        36,416
Change in amounts recoverable from reinsurers    (47,994)     (43,335)      (34,083)
Change in other accounts receivable                6,194       (4,981)       12,231
Change in accrued investment income              (14,077)       4,695       (30,498)
Change in deferred policy acquisition
costs, net                                      (156,486)    (294,755)     (196,963)
Change in liabilities for future policy
benefits for traditional life,
disability income and
long-term care insurance                         112,915       97,479        85,575
Change in policy claims and other
policyholders' funds                             (15,289)      27,311         6,255
Change in deferred income tax provision (benefit) 19,982      (65,609)      (33,810)
Change in other liabilities                       13,305       46,724        (6,548)
(Accretion of discount)
amortization of premium, net                      (5,649)     (23,032)      (22,528)
Net realized (gain) loss on investments             (860)         159         4,898
Policyholder and contractholder
charges, non-cash                               (160,885)    (154,286)     (140,506)
Other, net                                         7,161      (10,816)        3,849

Net cash provided by (used in) operating
activities                                     $ 223,914    $ (14,005)     $  3,217

                             IDS LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)


                                                         Years ended Dec. 31,
                                                  1997             1996          1995
                                                               (thousands)
Cash flows from investing activities:
Fixed maturities held to maturity:
Purchases                                       $     (1,996)  $  (43,751)  $ (1,007,208)
Maturities, sinking fund payments and calls          686,503      759,248        538,219
 Sales                                               236,761      279,506        332,154
Fixed maturities available for sale:
Purchases                                         (3,160,133)  (2,299,198)    (2,452,181)
Maturities, sinking fund payments and calls        1,206,213    1,270,240        861,545
Sales                                                457,585      238,905        136,825
Other investments, excluding policy loans:
Purchases                                           (524,521)    (904,536)      (823,131)
Sales                                                335,765      236,912        160,521
Change in amounts due from brokers                     2,647      (11,047)         7,933
Change in amounts due to brokers                     119,471      140,369       (105,119)

Net cash used in investing activities               (641,705)    (333,352)    (2,350,442)

Cash flows from financing activities:
Activity related to universal life-type insurance
and investment contracts:
Considerations received                            2,785,758    3,567,586      4,189,525
Surrenders and death benefits                     (3,736,242)  (4,250,294)    (3,141,404)
Interest credited to account balances              1,386,448    1,370,468      1,315,989
Universal life-type insurance policy loans:
Issuance                                             (84,835)     (86,501)       (84,700)
Repayment                                             54,513       58,753         52,188
Capital contribution from parent                       7,232        4,801             --
Dividends paid                                      (200,000)    (165,000)      (180,000)

Net cash provided by financing activities            212,874      499,813      2,151,598

Net (decrease) increase in cash and
cash equivalents                                    (204,917)     152,456       (195,627)

Cash and cash equivalents at
beginning of year                                    224,603       72,147        267,774

Cash and cash equivalents at
end of year                                         $ 19,686    $ 224,603      $  72,147
                                                     =======     ========       ========
See accompanying notes.

                         IDS LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                                ($ thousands)

1.    Summary of significant accounting policies
      ------------------------------------------

      Nature of business

      IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of the Company and serves New York State residents. The Company also wholly owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company (ACLAC), American Partners Life Insurance Company and American Express Corporation.

      The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

      Basis of presentation

      The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.

      The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities (see Note 4).

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Investments

      Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of stockholder's equity, net of deferred taxes.

      Realized investment gain or loss is determined on an identified cost basis.

      Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

      Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

      ------------------------------------------

      Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loans losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

      The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

      The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

      During 1997, 1996 and 1995, the Company purchased and wrote index options to protect against significant declines in fee income as a result of a decrease in the market value of its managed assets. These options were marked-to-market through the income statement.

      During 1997, the Company purchased and wrote index options to hedge 1998 management fee and other income from separate accounts and the underlying mutual funds. These index options are carried at market value and are included in other investments. Gains or losses on these instruments are deferred and recognized in management and other fees in the same period as the hedged fee income.

      Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

      When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

      Statements of cash flows

      The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

      Supplementary information to the consolidated statements of cash flows for the years ended December 31 is summarized as follows:
                                           1997           1996      1995
                                           ----           ----      ----
       Cash paid during the year for:
         Income taxes                    $174,472       $317,283  $191,011
         Interest on borrowings             8,213          4,119     5,524

      ------------------------------------------

      Recognition of profits on annuity contracts and insurance policies

      Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

      The retrospective deposit method is used in accounting for universal life-type insurance. Under this method, profits are recognized over the lives of the policies in proportion to the estimated gross profits expected to be realized.

      Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

      Policyholder and contractholder charges include the monthly cost of insurance charges and issue and administrative fees. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees and mortality and expense risk fees received from the variable annuity and variable life insurance separate accounts and underlying mutual funds.

      Deferred policy acquisition costs

      The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts.The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized in relation to accumulation values and surrender charge revenue. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

      Liabilities for future policy benefits

      Liabilities for universal life-type insurance and deferred annuities are accumulation values.

      Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

      Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

      ------------------------------------------

      Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 10% over 5 to 10 years.

      Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on a national survey. Anticipated interest rates for claim reserves for both disability income and long-term care range from 6% to 8%.

      Reinsurance

      The maximum amount of life insurance risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The maximum amount of disability income risk retained by the Company on any one life is $6 of monthly benefit for benefit periods longer than three years. The excesses are reinsured with other life insurance companies on a yearly renewable term basis. Graded premium whole life and long-term care policies are primarily reinsured on a coinsurance basis.

      Federal income taxes

      The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

      Included in other liabilities at December 31, 1997 and 1996 are $12,061 and $33,358, respectively, receivable from American Express Financial Corporation for federal income taxes.

      Separate account business

      The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management fees from the proprietary mutual funds used as investment options for variable annuities and variable life insurance. The Company receives mortality and expense risk fees from the separate accounts.

      ------------------------------------------

      The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

      Reclassification

      Certain 1996 and 1995 amounts have been reclassified to conform to the 1997 presentation.

2.    Investments
      -----------

      Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

      The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 1997 are as follows:

                                                        Gross      Gross
                                         Amortized   Unrealized  Unrealized      Fair
       Held to maturity                    Cost         Gains      Losses        Value
       ----------------                  ---------   ----------  ----------      -----

       U.S. Government agency obligations  $41,932      $ 2,950  $       --  $   44,881
       State and municipal obligations       9,684          568          --      10,252
       Corporate bonds and obligations   7,280,646      415,700       9,322   7,687,024
       Mortgage-backed securities        1,983,188       25,976       7,911   2,001,253
                                         ---------       ------       -----   ---------
                                        $9,315,450     $445,194     $17,233  $9,743,410
                                         =========      =======      ======   =========


                                                           Gross      Gross
                                            Amortized   Unrealized  Unrealized     Fair
       Available for sale                      Cost        Gains      Losses       Value
       ------------------                   ---------   ----------  ----------     -----

       U.S. Government agency obligations $   65,291   $    4,154  $       --      $69,445
       State and municipal obligations        11,045        1,348          --       12,393
       Corporate bonds and obligations     5,308,129      232,761      30,198    5,510,692
       Mortgage-backed securities          7,130,565      160,478       6,879    7,284,164
                                           ---------      -------       -----    ---------
       Total fixed maturities             12,515,030      398,741      37,077   12,876,694
       Equity securities                       3,000          361          --        3,361
                                          ----------      -------      ------   ----------
                                         $12,518,030     $399,102     $37,077  $12,880,055
                                          ==========      =======      ======   ==========

      -----------

      The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 1996 are as follows:

                                                                Gross      Gross
                                                 Amortized   Unrealized  Unrealized      Fair
       Held to maturity                            Cost         Gains      Losses        Value
       ----------------                          ---------   ----------  ----------      ------

       U.S. Government agency obligations      $   44,002      $    933   $  1,276   $   43,659
       State and municipal obligations              9,685           412         --       10,097
       Corporate bonds and obligations          8,057,997       356,687     47,639    8,367,045
       Mortgage-backed securities               2,124,695        21,577     45,423    2,100,849
                                               ----------       -------     ------   ----------
                                              $10,236,379      $379,609    $94,338  $10,521,650
                                               ==========       =======     ======   ==========


                                                                Gross      Gross
                                                 Amortized   Unrealized  Unrealized     Fair
       Available for sale                           Cost        Gains       Losses     Value
       ------------------                           ----        -----       ------     -----

       U.S. Government agency obligations      $   77,944      $  2,607   $     96   $   80,455
       State and municipal obligations             11,032        1,336          --       12,368
       Corporate bonds and obligations          3,701,604      122,559      24,788    3,799,375
       Mortgage-backed securities               7,218,042      104,808      68,203    7,254,647
                                                ---------      -------      ------    ---------
       Total fixed maturities                  11,008,622      231,310      93,087   11,146,845
       Equity securities                            3,000          308          --        3,308
                                               ----------      -------      ------   ----------
                                              $11,011,622     $231,618     $93,087  $11,150,153
                                               ==========      =======      ======   ==========


      The amortized cost and fair value of investments in fixed maturities at December 31, 1997 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                        Amortized         Fair
       Held to maturity                   Cost           Value
       ----------------                 ---------      --------

       Due in one year or less        $   356,597      $360,956
       Due from one to five years       1,536,239     1,619,875
       Due from five to ten years       4,337,547     4,577,552
       Due in more than ten years       1,101,879     1,183,774
       Mortgage-backed securities       1,983,188     2,001,253
                                        ---------     ---------
                                       $9,315,450    $9,743,410
                                        =========     =========

                                        Amortized        Fair
       Available for sale                 Cost           Value
                                        ---------        -----

       Due in one year or less          $ 162,663    $  164,012
       Due from one to five years         633,339       679,561
       Due from five to ten years       2,418,162     2,517,098
       Due in more than ten years       2,170,301     2,231,859
       Mortgage-backed securities       7,130,565     7,284,164
                                       ----------    ----------
                                      $12,515,030   $12,876,694
                                       ==========    ==========

      -----------

      During the years ended December 31, 1997, 1996 and 1995, fixed maturities classified as held to maturity were sold with amortized cost of $229,848, $277,527 and $333,508, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' credit worthiness.

      Fixed maturities available for sale were sold during 1997 with proceeds of $457,585 and gross realized gains and losses of $6,639 and $7,518, respectively. Fixed maturities available for sale were sold during 1996 with proceeds of $238,905 and gross realized gains and losses of $571 and $16,084, respectively. Fixed maturities available for sale were sold during 1995 with proceeds of $136,825 and gross realized gains and losses of $nil and $5,781, respectively.

      At December 31, 1997, bonds carried at $14,351 were on deposit with various states as required by law.

      At December 31, 1997, investments in fixed maturities comprised 83 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $2.7 billion which are rated by American Express Financial Corporation internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

          Rating                   1997            1996
       ---------                 ---------      ---------
       Aaa/AAA                $ 9,195,619     $ 9,460,134
       Aaa/AA                          --           2,870
       Aa/AA                      232,451         241,914
       Aa/A                       246,792         192,631
       A/A                      2,787,936       2,949,895
       A/BBB                    1,200,345       1,034,661
       Baa/BBB                  5,226,616       4,531,515
       Baa/BB                     475,084         768,285
       Below investment grade   2,465,637       2,063,096
                                ---------       ---------
                              $21,830,480     $21,245,001
                               ==========      ==========

      At December 31, 1997, 95 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

      At December 31, 1997, approximately 14 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                 December 31, 1997          December 31, 1996
                              ------------------------   -----------------------
                              On Balance   Commitments   On Balance  Commitments
           Region               Sheet      to Purchase     Sheet     to Purchase
       -------------          ----------   ------------  ----------  -----------
       East North Central   $  748,372     $  32,462    $  777,960     $  19,358
       West North Central      456,934        14,340       389,285        29,620
       South Atlantic          922,172        14,619       891,852        35,007
       Middle Atlantic         545,601        15,507       553,869        17,959
       New England             316,250         2,136       310,177        14,042
       Pacific                 184,917         3,204       190,770         4,997
       West South Central      125,227            --       105,173        11,246
       East South Central       60,274            --        75,176            --
       Mountain                297,545        28,717       236,597        11,401
                             ---------       -------     ---------       -------
                             3,657,292       110,985     3,530,859       143,630
       Less allowance for
       losses                   38,645            --        37,495            --
                             ---------       -------     ---------       -------
                            $3,618,647      $110,985    $3,493,364      $143,630
                             =========       =======     =========       =======

      -----------

                                 December 31, 1997          December 31, 1996
                            ------------------------   -------------------------
                            On Balance   Commitments   On Balance    Commitments
         Property type         Sheet     to Purchase      Sheet      to Purchase
       ---------------      ----------   -----------   ----------    -----------
       Department/retail
       stores              $1,189,203      $  27,314    $1,154,179     $  68,032
       Apartments           1,089,127         16,576     1,119,352        23,246
       Office buildings       716,729         34,546       611,395        27,653
       Industrial buildings   295,889         21,200       296,944         6,716
       Hotels/motels          101,052             --        97,870         6,257
       Medical buildings       99,979          9,748        67,178         8,289
       Nursing/retirement
       homes                   72,359             --        88,226         1,877
       Mixed Use               71,007             --        73,120            --
       Other                   21,947          1,601        22,595         1,560
                            ---------        -------     ---------        ------
                            3,657,292        110,985     3,530,859       143,630
       Less allowance for
       losses                  38,645             --        37,495            --
                             ---------       -------     ---------       -------
                           $3,618,647       $110,985    $3,493,364      $143,630
                            =========        =======     =========       =======

      Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

      At December 31, 1997 and 1996, the Company's recorded investment in impaired loans was $45,714 and $79,441, respectively, with allowances of $9,812 and $16,162, respectively. During 1997 and 1996, the average recorded investment in impaired loans was $61,870 and $74,338, respectively.

      The Company recognized $2,981, $4,889 and $5,014 of interest income related to impaired loans for the years ended December 31, 1997, 1996 and 1995 respectively.

      The following table presents changes in the allowance for investment losses related to all loans:

                                          1997          1996        1995
                                         ------        ------      ------
       Balance, January 1               $37,495       $37,340     $35,252
       Provision for investment losses    8,801        10,005      15,900
       Loan payoffs                      (3,851)       (4,700)    (11,900)
       Foreclosures                      (3,800)       (5,150)     (1,350)
       Other                                 --            --        (562)
                                         ------        ------      -------

       Balance, December 31             $38,645       $37,495     $37,340
                                         ======        ======      ======

      At December 31, 1997, the Company had commitments to purchase investments other than mortgage loans for $234,485. Commitments to purchase investments are made in the ordinary course of business. The fair value of these commitments is $nil.

      -----------

      Net investment income for the years ended December 31 is summarized as follows:

                                            1997           1996         1995
                                          ---------      ---------    ---------
       Interest on fixed maturities      $1,692,481     $1,666,929   $1,656,136
       Interest on mortgage loans           305,742        283,830      232,827
       Other investment income               25,089         43,283       35,936
       Interest on cash equivalents           5,914          5,754        5,363
                                          ---------      ---------    ---------
                                          2,029,226      1,999,796    1,930,262
       Less investment expenses              40,837         34,434       22,953
                                          ---------      ---------    ---------
                                         $1,988,389     $1,965,362   $1,907,309
                                          =========      =========    =========

      Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                     1997         1996         1995
                                    ------        -----        -----
       Fixed maturities           $ 16,115      $ 8,736     $  9,973
       Mortgage loans               (6,424)      (8,745)     (13,259)
       Other investments            (8,831)        (150)      (1,612)
                                   -------        -----      -------
                                  $    860      $  (159)    $ (4,898)
                                   =======        ======       ======

      Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                      1997           1996         1995
                                     -------        -------      -------
       Fixed maturities available
         for sale                   $223,441      $(231,853)    $811,649
       Equity securities                  53            (52)       3,118

3.    Income taxes
      ------------

      The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

      The income tax expense consists of the following:

                                    1997           1996         1995
       Federal income taxes:
       Current                    $176,879       $260,357     $218,040
       Deferred                     19,982        (65,609)     (33,810)
                                   -------        --------     -------
                                   196,861        194,748      184,230
       State income taxes-current    9,803         12,390       11,612
                                   -------        -------      -------
       Income tax expense         $206,664       $207,138     $195,842
                                   =======        =======      =======

      ------------

      Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:

                                     1997               1996               1995
                               ----------------    ---------------   ---------------
                               Provision   Rate    Provision  Rate   Provision  Rate
                               ---------   ----    ---------  ----   ---------  ----
      Federal income
        taxes based on
        the statutory rate      $238,319   35.0%    $217,600  35.0%   $196,274  35.0%
      Increases (decreases)
      are attributable to:
      Tax-excluded interest
        and dividend income      (10,294)  (1.5)      (9,636) (1.5)     (8,524) (1.5)
      State Taxes, net of federal
         benefit                   6,372    0.9        8,053   1.3       7,548   1.3
      Low income housing
        credits                  (20,705)  (3.0)      (5,090) (0.8)       (861) (0.2)
      Other, net                  (7,028)  (1.0)      (3,789) (0.7)      1,405   0.3
                                 -------   -----     -------  ----     -------  ----
      Federal income taxes      $206,664   30.4%    $207,138  33.3%   $195,842  34.9%
                                 =======   ====      =======  ====     =======  ====

      A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a policyholders' surplus account. At December 31, 1997, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

      Significant components of the Company's deferred tax assets and liabilities as of December 31 are as follows:

                                                  1997          1996
                                                  ----          ----
       Deferred tax assets:
       Policy reserves                          $748,204      $724,412
       Life insurance guarantee
          fund assessment reserve                 20,101        29,854
       Other                                       9,589         2,763
                                                 -------       -------
       Total deferred tax assets                 777,894       757,029
                                                 -------       -------

       Deferred tax
       liabilities:
       Deferred policy acquisition costs        700,032      665,685
       Unrealized gain on investments           121,885       48,486
       Investments, other                        17,559        8,935
                                                -------      -------
       Total deferred tax liabilities           839,476      723,106
                                                -------      -------
       Net deferred tax (liabilities) assets   $(61,582)    $ 33,923
                                                 ======       ======

      The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4.    Stockholder's equity
      --------------------

      Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,468,677 as of December 31, 1997 and $1,261,592 as of December 31, 1996 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 1998 in excess of approximately $331,480 would require approval of the Department of Commerce of the State of Minnesota.

      Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

                                           1997          1996          1995
                                        ----------    ----------    ----------
       Statutory net income             $  379,615    $  365,585    $  326,799
       Statutory capital and surplus     1,765,290     1,565,082     1,398,649
       surplus

5.    Related party transactions
      --------------------------

      The Company loans funds to American Express Financial Corporation under a collateral loan agreement. The balance of the loan was $nil and $11,800 at December 31, 1997 and 1996, respectively. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. Interest income on related party loans totaled $103, $780 and $1,371 in 1997, 1996 and 1995, respectively.

      The Company purchased a five year secured note from an affiliated company which was redeemed in 1996. The interest rate on the note was
      8.42 percent. Interest income on the above note totaled $1,637 and $1,937 in 1996 and 1995, respectively.

      The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $201, $174 and $155 in 1997, 1996 and 1995, respectively.

      The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1997, 1996 and 1995 were $1,245, $990 and $815, respectively.

      The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. Accordingly, costs of such benefits to the Company are included in employee compensation and benefits and cannot be identified on a separate company basis.

      --------------------------

      Charges by AEFC for use of joint facilities, marketing services and other services aggregated $414,155, $397,362 and $377,139 for 1997,
      1996 and 1995, respectively. Certain of these costs are included in deferred policy acquisition costs. In addition, the Company rents its home office space from AEFC on an annual renewable basis.

6.    Commitments and contingencies
      -----------------------------

      At December 31, 1997 and 1996, traditional life insurance and universal life-type insurance in force aggregated $74,730,720 and $67,274,354, respectively, of which $4,351,904 and $3,875,921 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under disability income and long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $60,495, $48,250 and $39,399 and reinsurance recovered from reinsurers amounted to $19,042, $15,612, and $14,088 for the years ended December 31, 1997, 1996 and 1995, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

      A number of lawsuits have been filed against life and health insurers in jurisdictions in which the Company and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. In December 1996, an action of this type was brought against the Company and its parent, AEFC. A second action was filed in March, 1997. The plaintiffs purport to represent a class consisting of all persons who replaced existing Company policies with new Company policies from and after January 1, 1985. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. Plaintiffs seek damages in an unspecified amount and seek to establish a claims resolution facility for the determination of individual issues. The Company and its parent believe they have meritorious defenses to the claims raised in the lawsuit. The outcome of any litigation cannot be predicted with certainty. In the opinion of management, however, the ultimate resolution of the above lawsuit and others filed against the Company should not have a material adverse effect on the Company's consolidated financial position.

      The IRS routinely examines the Company's federal income tax returns, and is currently auditing the Company's returns for the 1990 through 1992 tax years. Management does not believe there will be a material adverse effect on the Company's consolidated financial position as a result of this audit.

7.    Lines of credit
      ---------------

      The Company has an available line of credit with its parent aggregating $100,000. The rate for the line of credit is the parent's cost of funds, ranging from 20 to 45 basis points over the established index. Borrowings outstanding under this agreement were $nil at December 31, 1997 and 1996.

8.    Derivative financial instruments
      --------------------------------

      The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk and equity market risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

      --------------------------------

      Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or equity market index. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

      Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

      Credit risk related to interest rate caps and floors and index options is measured by the replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

      The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit risk.

      The Company's holdings of derivative financial instruments are as follows:

                                 Notional     Carrying      Fair    Total Credit
       December 31, 1997          Amount       Amount       Value     Exposure
       -----------------         --------     --------      -----   ------------
       Assets:
         Interest rate caps   $ 4,600,000    $ 24,963    $ 15,665    $ 15,665
         Interest rate floors   1,000,000       1,561       4,551       4,551
         Put index options        221,984      11,120      11,120      11,120
       Liabilities:
         Call index options       221,984      (8,273)     (8,273)         --
       Off balance sheet:
         Interest rate swaps    1,267,000          --     (45,799)         --
                                ---------      ------      ------      ------
                                              $29,371    $(22,736)    $31,336
                                               ======      ======      ======

                                 Notional      Carrying     Fair    Total Credit
       December 31, 1996          Amount        Amount      Value     Exposure
       Assets:
         Interest rate caps    $4,000,000   $ 16,227      $  7,439   $  7,439
         Interest rate floors   1,000,000      2,041         4,341      4,341
       Off balance sheet:
         Interest rate swaps    1,000,000         --       (24,715)        --
                                ---------     ------       --------    ------
                                             $18,268      $(12,935)   $11,780
                                              ======        ======     ======

      The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps and floors expire on various dates from 1998 to 2003. The interest rate swaps expire on various dates from 2000 to 2003. All put and call options expire in 1998.

      Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

      --------------------------------

      Index options are used to manage the equity market risk related to the fee income that the Company receives from its separate accounts and the underlying mutual funds. The amount of the fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, the Company's fee income could be impacted significantly by changing economic conditions in the equity market.
      The Company entered into index option collars (combination of puts and calls) to hedge anticipated fee income for 1998 related to separate accounts and mutual funds which invest in equity securities. Testing has demonstrated the impact of these instruments on the income statement closely correlates with the amount of fee income the Company realizes. In the event that testing demonstrates that this correlation no longer exists, or in the event the Company disposes of the index options collars, the instruments will be marked-to-market through the income statement. At December 31, 1997, deferred gains on purchased put index options were $11,120 and deferred losses on written call index options were $8,273.

9.    Fair values of financial instruments
      ------------------------------------

      The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                 1997                         1996
                                         ------------------          ---------------------
                                         Carrying      Fair          Carrying        Fair
       Financial Assets                   Amount       Value          Amount         Value
       ----------------                  --------     ------         -------         -----
       Investments:
         Fixed maturities (Note 2):
           Held to maturity            $9,315,450   $9,743,410     $10,236,379  $10,521,650
           Available for sale          12,876,694   12,876,694      11,146,845   11,146,845
         Mortgage loans on
           real estate (Note 2)         3,618,647    3,808,570       3,493,364    3,606,077
         Other:
           Equity securities (Note 2)       3,361        3,361           3,308        3,308
           Derivative financial
             instruments (Note 8)          37,644       31,336          18,268       11,780
           Other                           82,347       85,383          63,993       66,242
       Cash and
         cash equivalents (Note 1)         19,686       19,686         224,603      224,603
       Separate account assets
         (Note 1)                      23,214,504   23,214,504      18,535,160   18,535,160



       Financial Liabilities
         Future policy benefits
           for fixed annuities         20,731,052   19,882,302      20,641,986   19,721,968
           Derivative financial
             instruments (Note 8)          (8,273)     (54,072)             --      (24,715)
         Separate account liabilities  21,488,282   20,707,620      17,358,087   16,688,519

      ------------------------------------

      At December 31, 1997 and 1996, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,185,155 and $1,112,155, respectively, and policy loans of $93,540 and $83,867, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1997 and 1996. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1997 and 1996.

      At December 31, 1997 and 1996, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $1,726,222 and $1,177,073, respectively.

10.   Segment information
      -------------------

      The Company's operations consist of two business segments; first, individual and group life insurance, disability income and long-term care insurance, and second, annuity products designed for individuals, pension plans, small businesses and employer-sponsored groups. The consolidated condensed statements of income for the years ended December 31, 1997, 1996 and 1995 and total assets at December 31, 1997, 1996 and 1995 by segment are summarized as follows:


                                               1997           1996            1995
       Net investment income:
       Life, disability income
         and long-term care insurance     $   269,874    $   262,998     $   256,242
       Annuities                            1,718,515      1,702,364       1,651,067
                                            ---------      ---------       ---------
                                          $ 1,988,389    $ 1,965,362     $ 1,907,309
                                            =========      =========       =========
       Premiums, charges and fees:
       Life, disability income
         and long-term care insurance     $   514,838    $   448,389     $   384,008
       Annuities                              374,274        308,873         249,557
                                              -------        -------         -------
                                          $   889,112    $   757,262     $   633,565
                                              =======        =======         =======
       Income before income taxes:
       Life, disability income
         and long-term care insurance     $   178,717    $   161,115     $   125,402
       Annuities                              501,334        460,758         440,278
       Net gain (loss) on investments             860           (159)         (4,898)
                                              -------        -------         -------
                                          $   680,911    $   621,714     $   560,782
                                              =======        =======         =======


       Total assets:
       Life, disability income
         and long-term care insurance     $ 8,193,796    $ 7,028,906     $ 6,195,870
       Annuities                           44,780,328     40,277,075      36,704,208
                                           ----------     ----------      ----------
                                          $52,974,124    $47,305,981     $42,900,078
                                           ==========     ==========      ==========

      Allocations of net investment income and certain general expenses are based on various assumptions and estimates.

      Assets are not individually identifiable by segment and have been allocated principally based on the amount of future policy benefits by segment.

      Capital expenditures and depreciation expense are not material, and consequently, are not reported.

11.   Year 2000 Issue (unaudited)
      ---------------

      The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company. All of the systems used by the Company are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. The Company's business is heavily dependent upon AEFC's computer systems and has significant interactions with systems of third parties.

      A comprehensive review of AEFC's computer systems and business processes, including those specific to the Company, has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's goal is to complete internal remediation and testing of each system by the end of 1998 and to continue compliance efforts through 1999.

      AEFC is evaluating the Year 2000 readiness of advisors and other third parties whose system failures could have an impact on the Company's operations. The potential materiality of any such impact is not known at this time.

(REG2)

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company provide that:

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of this Corporation, or is or was serving at the direction of the Corporation as a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended, provided that this Article shall not indemnify or protect any such Manager of Variable Annuity Funds A and B, director, officer, employee or agent against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties or by reason of his reckless disregard of his obligations and duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                 CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 17 TO
                       REGISTRATION STATEMENT NO. 33-11165

This Post-Effective Amendment No. 17 comprises the following papers and documents:

         The facing sheet.

         The prospectus consisting of 92 pages.

         The undertakings to file reports.

         The signatures.

         The following exhibits:

1. A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2 to the Registration Statement.

        (1) (a) Resolution of Board of Directors of IDS Life Insurance Company establishing the Trust, adopted May 9, 1985, filed electronically as Exhibit 1(a) to Post-Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

              (b) Resolution  of  Board  of  Directors  of IDS  Life  Insurance
                  Company reconstituting the Trust, adopted October 16, 1985, filed electronically as Exhibit 1(b) to Post-Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

        (2)   Not applicable.

        (3)  (a)  Not applicable.

             (b)  (1) Form of  Division  Vice  President's  Employment
                      Agreement  dated November 1991, filed electronically as
                      Exhibit 3(b)1 to Post Effective Amendment No. 13, File No. 33-11165 is incorporated herein by reference.

                  (2) Form of District Manager's Rider to IDS Life Insurance
                      Company, Personal Financial Planner's Agreement dated November 1986, filed electronically as Exhibit 3(b)2 to Post Effective Amendment No. 13, File No. 33-11165 is incorporated herein by reference.

                  (3) Form of Personal Financial Planner's Agreement dated
                      November 1986, filed electronically as Exhibit 3(b)3 to Post Effective Amendment No. 13, File No. 33-11165 is incorporated herein by reference.

             (c) Schedules of Sales Commissions incorporated by reference to Registrant's original Registration Statement for the Variable Account on Form N-8B-2
                  (File No. 811-4298; May 10, 1985).

        (4)   Not applicable.

        (5) Flexible Premium Variable Life Insurance Policy filed with the Original Registration Statement (File No. 33-11165) on December 31, 1986 and incorporated herein by reference.

        (6) (a) Certificate of Incorporation of IDS Life Insurance Company, dated July 23, 1957, filed electronically as
                  Exhibit 1.A.(6)(a) to Post-Effective Amendment No. 12,
                  File No. 33-11165 is incorporated herein by reference.

             (b) Amended By-Laws of IDS Life Insurance Company, filed electronically to Post-Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

        (7)   Not applicable.

        (8) (a) Form of Investment Management and Services Agreement dated December 17, 1985 between IDS Life and IDS Life Series Fund, Inc., filed electronically as Exhibit 8(a) to Post-Effective Amendment No. 13, File No. 33-11165 is incorporated herein by reference.

             (b) Form of Investment Advisory Agreement dated July 11, 1984 between IDS Life and IDS Financial Services Inc. relating to the Variable Accounts, filed electronically as Exhibit 8(a) to Post-Effective Amendment No. 13, File No. 33-11165 is incorporated herein by reference.

        (9)   None.

       (10)   Application form for the Flexible
                      Premium Variable Life Insurance Policy filed electronically as Exhibit 1.A.(10) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-11165 is incorporated herein by reference.

       (11)   IDS Life Insurance Company's
                      Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit 1.A.(11) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-11165 is incorporated herein by reference.

     B. (1)   Not applicable.

        (2)   Not applicable.

     C. Not applicable.

2. Opinion of counsel is filed electronically herewith.

3. Financial Statement Schedules are filed electronically herewith.

        Schedule I  - Consolidated Summary of Investments other than Investments in Related Parties
        Schedule II - Supplementary Insurance Information
        Schedule IV - Reinsurance
        Schedule V  - Valuation and Qualifying Accounts Report of Independent
                      Auditors dated February 5, 1998.

        All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and, therefore, have been omitted.

4. Not applicable.

5. Financial Data Schedules are filed electronically herewith.

6. Actuarial opinion of James M. Jensen is filed electronically herewith.

7. (a) Written actuarial consent of James M. Jensen is filed electronically herewith.

     (b) Written auditor consent of Ernst & Young LLP is filed electronically herewith.

     (c) Power of Attorney to sign amendments to this Registration Statement dated August 19, 1997 filed electronically herewith as Exhibit 7(c).

     (d) Power of Attorney to sign amendments to this Registration Statement dated April 8, 1998, is filed electronically herewith as Exhibit 7(d).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 IDS Life Insurance Company on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 29th day of April, 1998.

                                IDS Life Variable Life Separate Account

                                                  (Registrant)

                                By IDS Life Insurance Company

                                                  (Sponsor)

                                By /s/   Richard W. Kling*

                                         Richard W. Kling, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 29th day of April, 1998.

Signature                                 Title

/s/  James A. Mitchell*                   Director, Chairman of the Board
     James A. Mitchell                    and Chief Executive Officer

/s/  Richard W. Kling*                    Director and President

     Richard W. Kling

/s/  David R. Hubers*                     Director

     David R. Hubers

/s/  Paul F. Kolkman*                     Director and Executive Vice
     Paul F. Kolkman                      President

/s/  Barry J. Murphy*                     Director and Executive Vice
     Barry J. Murphy                      President, Client Service

/s/  Stuart A. Sedlacek*                  Director and Executive Vice

     Stuart A. Sedlacek                   President, Assured Assets

/s/  Philip C. Wentzel**                  Director, Vice President and

     Philip C. Wentzel

/s/  Jeffrey S. Horton**

     Jeffrey S. Horton

*Signed pursuant to Power of Attorney dated August 19, 1997 and filed electronically herewith as an Exhibit to Post-Effective Amendment No. 17, File No. 33-11165.
**Signed pursuant to Power of Attorney dated April 8, 1998, filed electronically herewith as an Exhibit to Post-Effective Amendment No. 17, File No. 33-11165.



By:

-------------------------------
Mary Ellyn Minenko